UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2023

Date of reporting period: December 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.22

SEMI-ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

SEMI-ANNUAL REPORT

February 7, 2023

This report provides management’s discussion of fund performance for the AB Concentrated Growth Fund for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB CONCENTRATED GROWTH FUND

Class A Shares	2.64%	-24.80%

Class C Shares	2.25%	-25.35%

Advisor Class Shares[1]	2.76%	-24.61%

Class R Shares[1]	2.46%	-25.06%

Class K Shares[1]	2.67%	-24.74%

Class I Shares[1]	2.75%	-24.64%

Class Z Shares[1]	2.78%	-24.59%

S&P 500 Index	2.31%	-18.11%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2022.

For the six-month period, all share classes of the Fund, except Class C, outperformed the benchmark, before sales charges. Positive security selection drove outperformance, relative to the benchmark, while sector selection detracted. Security selection within technology and consumer discretionary contributed. Lack of exposure to energy and an overweight to consumer discretionary detracted. The top absolute contributors included TJX Companies, Charles Schwab and Eaton, while the top detractors included Amazon, Meta Platforms and American Tower.

All share classes of the Fund underperformed the benchmark for the 12-month period, before sales charges. Both sector selection and security selection detracted from relative performance. An overweight to consumer discretionary and lack of exposure to energy detracted, while an underweight to communication services and an overweight to health care contributed.

2 | AB CONCENTRATED GROWTH FUND	abfunds.com

Security selection within health care and communication services detracted, while selection in technology and financials contributed. The top absolute detractors for the period were Amazon, Meta Platforms and Microsoft, while top contributors included Eaton, TJX Companies and Charles Schwab.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team (the “Team”) believes the Fund is well positioned for the current environment. The Team remains focused on delivering consistent earnings growth during what should be a challenging earnings period in 2023.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each

(continued on next page)

abfunds.com	AB CONCENTRATED GROWTH FUND | 3

company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the US Internal Revenue Code of 1986, as amended).

4 | AB CONCENTRATED GROWTH FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB CONCENTRATED GROWTH FUND | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

6 | AB CONCENTRATED GROWTH FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE SEMI-ANNUAL RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-24.80%	-27.99%

5 Years	10.96%	10.00%

Since Inception[1]	11.00%	10.46%

CLASS C SHARES

1 Year	-25.35%	-26.08%

5 Years	10.13%	10.13%

Since Inception[1,2]	10.17%	10.17%

ADVISOR CLASS SHARES[3]

1 Year	-24.61%	-24.61%

5 Years	11.24%	11.24%

10 Years	13.19%	13.19%

CLASS R SHARES[3]

1 Year	-25.06%	-25.06%

5 Years	10.60%	10.60%

Since Inception[1]	10.67%	10.67%

CLASS K SHARES[3]

1 Year	-24.74%	-24.74%

5 Years	10.96%	10.96%

Since Inception[1]	10.99%	10.99%

CLASS I SHARES[3]

1 Year	-24.64%	-24.64%

5 Years	11.22%	11.22%

Since Inception[1]	11.27%	11.27%

CLASS Z SHARES[3]

1 Year	-24.59%	-24.59%

5 Years	11.27%	11.27%

Since Inception[1]	11.29%	11.29%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.75%, 0.75%, 1.43%, 1.01%, 0.81% and 0.72% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE SEMI-ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-27.99%

5 Years	10.00%

Since Inception[1]	10.46%

CLASS C SHARES

1 Year	-26.08%

5 Years	10.13%

Since Inception[1,2]	10.17%

ADVISOR CLASS SHARES[3]

1 Year	-24.61%

5 Years	11.24%

10 Years	13.19%

CLASS R SHARES[3]

1 Year	-25.06%

5 Years	10.60%

Since Inception[1]	10.67%

CLASS K SHARES[3]

1 Year	-24.74%

5 Years	10.96%

Since Inception[1]	10.99%

CLASS I SHARES[3]

1 Year	-24.64%

5 Years	11.22%

Since Inception[1]	11.27%

CLASS Z SHARES[3]

1 Year	-24.59%

5 Years	11.27%

Since Inception[1]	11.29%

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED GROWTH FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.40	$5.11	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class C
Actual	$1,000	$1,022.50	$8.92	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Advisor Class
Actual	$1,000	$1,027.60	$3.83	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class R
Actual	$1,000	$1,024.60	$6.89	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%
Class K
Actual	$1,000	$1,026.70	$4.85	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$1,027.50	$3.83	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class Z
Actual	$1,000	$1,027.80	$3.68	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB CONCENTRATED GROWTH FUND	abfunds.com

PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,103.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Mastercard, Inc. – Class A	$104,566,236	9.5%

Microsoft Corp.	102,308,651	9.3

CDW Corp./DE	71,084,662	6.4

Eaton Corp. PLC	63,729,076	5.8

Amphenol Corp. – Class A	62,983,008	5.7

Cooper Cos., Inc. (The)	62,225,481	5.6

Amazon.com, Inc.	54,855,948	5.0

Charles Schwab Corp. (The)	54,715,808	5.0

TJX Cos., Inc. (The)	53,683,275	4.9

Abbott Laboratories	52,844,891	4.8

	$682,997,036	62.0%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED GROWTH FUND | 11

PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 35.5%
Electronic Equipment, Instruments & Components – 12.1%
Amphenol Corp. – Class A	827,200	$62,983,008
CDW Corp./DE	398,055	71,084,662

		134,067,670

IT Services – 14.1%
Automatic Data Processing, Inc.	211,364	50,486,405
Mastercard, Inc. – Class A	300,711	104,566,236

		155,052,641

Software – 9.3%
Microsoft Corp.	426,606	102,308,651

		391,428,962

Health Care – 22.9%
Health Care Equipment & Supplies – 10.4%
Abbott Laboratories	481,327	52,844,891
Cooper Cos., Inc. (The)	188,180	62,225,481

		115,070,372

Life Sciences Tools & Services – 7.8%
Illumina, Inc.(a)	169,048	34,181,506
IQVIA Holdings, Inc.(a)	250,980	51,423,292

		85,604,798

Pharmaceuticals – 4.7%
Zoetis, Inc.	355,089	52,038,293

		252,713,463

Consumer Discretionary – 17.8%
Auto Components – 3.6%
Aptiv PLC(a)	422,593	39,356,086

Internet & Direct Marketing Retail – 5.0%
Amazon.com, Inc.(a)	653,047	54,855,948

Specialty Retail – 4.8%
TJX Cos., Inc. (The)	674,413	53,683,275

Textiles, Apparel & Luxury Goods – 4.4%
NIKE, Inc. – Class B	420,751	49,232,074

		197,127,383

Industrials – 9.2%
Commercial Services & Supplies – 3.4%
Stericycle, Inc.(a)	759,894	37,911,112

Electrical Equipment – 5.8%
Eaton Corp. PLC	406,047	63,729,076

		101,640,188

12 | AB CONCENTRATED GROWTH FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 4.9%
Capital Markets – 4.9%
Charles Schwab Corp. (The)	657,168	$54,715,808

Real Estate – 4.7%
Equity Real Estate Investment Trusts (REITs) – 4.7%
American Tower Corp.	245,432	51,997,224

Consumer Staples – 3.8%
Beverages – 3.8%
Constellation Brands, Inc. – Class A	180,363	41,799,125

Total Common Stocks (cost $955,384,497)		1,091,422,153

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(b)(c)(d) (cost $7,366,942)	7,366,942	7,366,942

Total Investments – 99.5% (cost $962,751,439)		1,098,789,095
Other assets less liabilities – 0.5%		5,155,406

Net Assets – 100.0%		$1,103,944,501

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 13

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $955,384,497)	$1,091,422,153
Affiliated issuers (cost $7,366,942)	7,366,942
Receivable for capital stock sold	5,953,746
Unaffiliated dividends receivable	820,791
Affiliated dividends receivable	37,993

Total assets	1,105,601,625

Liabilities
Payable for capital stock redeemed	670,014
Advisory fee payable	616,549
Distribution fee payable	28,452
Administrative fee payable	24,768
Transfer Agent fee payable	16,797
Directors’ fees payable	621
Accrued expenses and other liabilities	299,923

Total liabilities	1,657,124

Net Assets	$1,103,944,501

Composition of Net Assets
Capital stock, at par	$2,484
Additional paid-in capital	971,401,137
Distributable earnings	132,540,880

Net Assets	$1,103,944,501

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$55,191,383	1,270,410	$43.44	*

C	$18,971,394	474,807	$39.96

Advisor	$942,295,263	21,134,850	$44.58

R	$116,350	2,765.44	$42.07

K	$1,098,534	25,303	$43.42

I	$8,572	192	$44.65

Z	$86,263,005	1,930,574	$44.68

*	The maximum offering price per share for Class A shares was $45.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

14 | AB CONCENTRATED GROWTH FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$5,729,180
Affiliated issuers	240,112	$5,969,292

Expenses
Advisory fee (see Note B)	3,726,509
Distribution fee—Class A	70,823
Distribution fee—Class C	100,106
Distribution fee—Class R	288
Distribution fee—Class K	1,443
Transfer agency—Class A	15,188
Transfer agency—Class C	5,425
Transfer agency—Advisor Class	263,566
Transfer agency—Class R	117
Transfer agency—Class K	289
Transfer agency—Class I	5
Transfer agency—Class Z	9,637
Registration fees	57,627
Custody and accounting	57,434
Administrative	46,172
Printing	30,170
Legal	22,697
Audit and tax	18,540
Directors’ fees	17,023
Miscellaneous	25,279

Total expenses	4,468,338
Less: expenses waived and reimbursed by the Adviser (see Note B)	(9,105)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(317)

Net expenses		4,458,916

Net investment income		1,510,376

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(16,671,433)
Net change in unrealized appreciation (depreciation) of investments		45,440,607

Net gain on investment transactions		28,769,174

Net Increase in Net Assets from Operations		$30,279,550

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,510,376	$232,832
Net realized gain (loss) on investment transactions	(16,671,433)	96,390,390
Net change in unrealized appreciation (depreciation) of investments	45,440,607	(339,254,604)

Net increase (decrease) in net assets from operations	30,279,550	(242,631,382)
Distributions to Shareholders
Class A	(1,088,043)	(7,354,268)
Class C	(404,105)	(3,366,773)
Advisor Class	(18,114,846)	(127,714,704)
Class R	(2,336)	(6,676)
Class K	(21,371)	(185,132)
Class I	(166)	(5,224)
Class Z	(1,615,095)	(10,903,438)
Capital Stock Transactions
Net increase (decrease)	(21,339,607)	151,135,541

Total decrease	(12,306,019)	(241,032,056)
Net Assets
Beginning of period	1,116,250,520	1,357,282,576

End of period	$1,103,944,501	$1,116,250,520

See notes to financial statements.

16 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

abfunds.com	AB CONCENTRATED GROWTH FUND | 17

NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

18 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

abfunds.com	AB CONCENTRATED GROWTH FUND | 19

NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,091,422,153		$	– 0	–	$	– 0	–	$1,091,422,153
Short-Term Investments	7,366,942			– 0	–		– 0	–	7,366,942

Total Investments in Securities	1,098,789,095			– 0	–		– 0	–	1,098,789,095
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,098,789,095		$	– 0	–	$	– 0	–	$1,098,789,095

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

20 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

abfunds.com	AB CONCENTRATED GROWTH FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended December 31, 2022, there was no such waiver/reimbursement. The Expense Caps may not be terminated by the Adviser prior to October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $46,172.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $84,551 for the six months ended December 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,734 from the sale of Class A shares and received $38 and $644 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

22 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $9,105.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$18,206	$111,714	$122,553	$7,367	$240

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of November 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to .45% and .20% of the average daily net assets attributable to Class R and Class K shares. For the six months ended December 31, 2022, such waivers amounted to $29 and $288, respectively. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $270,225, $0 and $0 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be

abfunds.com	AB CONCENTRATED GROWTH FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$200,454,635		$230,424,078
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$178,619,112
Gross unrealized depreciation	(42,581,456)

Net unrealized appreciation	$136,037,656

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

24 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022

Class A
Shares sold	75,397	283,457	$3,364,992	$15,909,027

Shares issued in reinvestment of distributions	21,576	109,688	945,876	6,320,224

Shares converted from Class C	20,629	95,881	901,373	5,534,941

Shares redeemed	(122,712)	(295,447)	(5,373,914)	(15,868,995)

Net increase (decrease)	(5,110)	193,579	$(161,673)	$11,895,197

Class C
Shares sold	19,074	76,320	$787,515	$4,052,778

Shares issued in reinvestment of distributions	8,198	52,516	330,721	2,810,125

Shares converted to Class A	(22,352)	(102,696)	(901,373)	(5,534,941)

Shares redeemed	(41,307)	(96,211)	(1,665,482)	(4,520,791)

Net decrease	(36,387)	(70,071)	$(1,448,619)	$(3,192,829)

Advisor Class
Shares sold	2,179,067	6,192,265	$98,676,162	$343,976,796

Shares issued in reinvestment of dividends and distributions	331,512	1,626,566	14,911,394	95,886,075

Shares redeemed	(3,018,981)	(5,578,455)	(136,598,718)	(298,779,534)

Net increase (decrease)	(508,402)	2,240,376	$(23,011,162)	$141,083,337

abfunds.com	AB CONCENTRATED GROWTH FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022

Class R
Shares sold	153	1,513	$6,539	$73,436

Shares issued in reinvestment of distributions	51	100	2,185	5,578

Shares redeemed	(19)	(266)	(846)	(15,244)

Net increase	185	1,347	$7,878	$63,770

Class K
Shares sold	1,135	1,863	$51,053	$104,682

Shares issued in reinvestment of distributions	488	3,217	21,371	185,131

Shares redeemed	(2,895)	(8,652)	(119,372)	(433,818)

Net decrease	(1,272)	(3,572)	$(46,948)	$(144,005)

Class I
Shares sold	2	5	$80	$271

Shares issued in reinvestment of dividends and distributions	0 (a)	39	21	2,304

Shares redeemed	0 (a)	(1,347)	(6)	(73,587)

Net increase (decrease)	2	(1,303)	$95	$(71,012)

Class Z
Shares sold	217,139	326,693	$10,002,248	$17,638,744

Share issued in reinvestment of dividends and distributions	9,827	49,006	443,008	2,894,321

Shares redeemed	(156,690)	(329,290)	(7,124,434)	(19,031,982)

Net increase	70,276	46,409	$3,320,822	$1,501,083

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

26 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is

abfunds.com	AB CONCENTRATED GROWTH FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

28 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$5,440,718	– 0	–
Net long-term capital gains	144,095,497	33,461,860

Total taxable distributions paid	$149,536,215	$33,461,860

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Undistributed capital gains		33,334,875
Unrealized appreciation (depreciation)		90,172,417	(a)

Total accumulated earnings (deficit)		$123,507,292

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB CONCENTRATED GROWTH FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 43.16	$ 58.21	$ 41.70	$ 40.35	$ 35.44	$ 32.65

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	(.11)	(.08)	(.10)	(.12)	(.15)

Net realized and unrealized gain (loss) on investment transactions	1.14	(8.64)	18.40	2.87	7.62	4.13

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.15	(8.75)	18.32	2.77	7.50	3.98

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 43.44	$ 43.16	$ 58.21	$ 41.70	$ 40.35	$ 35.44

Total Return

Total investment return based on net asset value(d)	2.64%	(17.75)%	44.80%	6.84%	22.67%	12.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$55,191	$55,057	$62,979	$37,615	$28,661	$26,920

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00	%^	1.00%	1.01%	1.12%	1.19%	1.21%

Expenses, before waivers/reimbursements(e)‡	1.00	%^	1.00%	1.01%	1.15%	1.19%	1.21%

Net investment income (loss)(b)	.04	%^	(.20)%	(.15)%	(.24)%	(.32)%	(.45)%

Portfolio turnover rate	18%	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 39.92	$ 54.65	$ 39.53	$ 38.61	$ 34.27	$ 31.84

Income From Investment Operations

Net investment loss(a)(b)	(.15)	(.49)	(.43)	(.38)	(.38)	(.40)

Net realized and unrealized gain (loss) on investment transactions	1.06	(7.94)	17.36	2.72	7.31	4.02

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.91	(8.43)	16.93	2.34	6.93	3.62

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 39.96	$ 39.92	$ 54.65	$ 39.53	$ 38.61	$ 34.27

Total Return

Total investment return based on net asset value(d)	2.25%	(18.36)%	43.71%	6.01%	21.75%	11.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,971	$20,406	$31,765	$28,210	$22,320	$18,168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.75	%^	1.75%	1.75%	1.87%	1.94%	1.96%

Expenses, before waivers/reimbursements(e)‡	1.75	%^	1.75%	1.76%	1.90%	1.94%	1.96%

Net investment loss(b)	(.71	)%^	(.96)%	(.91)%	(.99)%	(1.07)%	(1.20)%

Portfolio turnover rate	18%	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

32 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 44.22	$ 59.41	$ 42.42	$ 40.93	$ 35.83	$ 32.91

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.03	.05	.01	(.03)	(.07)

Net realized and unrealized gain (loss) on investment transactions	1.16	(8.86)	18.75	2.90	7.72	4.18

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.23	(8.83)	18.80	2.91	7.69	4.11

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.06)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Total dividends and distributions	(.87)	(6.36)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 44.58	$ 44.22	$ 59.41	$ 42.42	$ 40.93	$ 35.83

Total Return

Total investment return based on net asset value(d)	2.76%	(17.54)%	45.17%	7.09%	22.97%	12.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$942,296	$957,097	$1,152,671	$699,504	$537,484	$369,006

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75	%^	.75%	.76%	.87%	.94%	.96%

Expenses, before waivers/reimbursements(e)‡	.75	%^	.75%	.76%	.90%	.94%	.96%

Net investment income (loss)(b)	.29	%^	.05%	.10%	.02%	(.07)%	(.21)%

Portfolio turnover rate	18%	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 41.90	$ 56.89	$ 40.93	$ 39.76	$ 35.04	$ 32.37

Income From Investment Operations

Net investment loss(a)(b)	(.07)	(.29)	(.26)	(.21)	(.21)	(.24)

Net realized and unrealized gain (loss) on investment transactions	1.11	(8.40)	18.03	2.80	7.52	4.10

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.04	(8.69)	17.77	2.59	7.31	3.86

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 42.07	$ 41.90	$ 56.89	$ 40.93	$ 39.76	$ 35.04

Total Return

Total investment return based on net asset value(d)	2.46%	(18.07)%	44.28%	6.48%	22.38%	12.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$116	$108	$70	$34	$16	$14

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.35	%^	1.40%	1.38%	1.42%	1.44%	1.45%

Expenses, before waivers/reimbursements(e)‡	1.40	%^	1.43%	1.38%	1.45%	1.44%	1.45%

Net investment loss(b)	(.31	)%^	(.56)%	(.52)%	(.54)%	(.57)%	(.70)%

Portfolio turnover rate	18%	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

34 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 43.13	$ 58.15	$ 41.69	$ 40.36	$ 35.45	$ 32.66

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	(.11)	(.11)	(.11)	(.12)	(.16)

Net realized and unrealized gain (loss) on investment transactions	1.14	(8.61)	18.38	2.86	7.62	4.14

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.16	(8.72)	18.27	2.75	7.50	3.98

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 43.42	$ 43.13	$ 58.15	$ 41.69	$ 40.36	$ 35.45

Total Return

Total investment return based on net asset value(d)	2.67%	(17.71)%	44.69%	6.78%	22.67%	12.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,099	$1,146	$1,753	$1,480	$741	$558

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95	%^	.98%	1.07%	1.15%	1.19%	1.21%

Expenses, before waivers/reimbursements(e)‡	1.00	%^	1.01%	1.07%	1.18%	1.20%	1.22%

Net investment income (loss)(b)	.09	%^	(.19)%	(.22)%	(.27)%	(.32)%	(.46)%

Portfolio turnover rate	18%	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 44.29	$ 59.48	$ 42.50	$ 41.00	$ 35.88	$ 32.95

Income From Investment Operations

Net investment income (loss)(a)(b)	.06	(.04)	.02	.01	(.03)	(.07)

Net realized and unrealized gain (loss) on investment transactions	1.17	(8.85)	18.77	2.91	7.74	4.19

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.23	(8.89)	18.79	2.92	7.71	4.12

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Total dividends and distributions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 44.65	$ 44.29	$ 59.48	$ 42.50	$ 41.00	$ 35.88

Total Return

Total investment return based on net asset value(d)	2.75%	(17.59)%	45.06%	7.10%	22.99%	12.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9	$8	$89	$18	$17	$21

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75	%^	.81%	.83%	.86%	.91%	.95%

Expenses, before waivers/reimbursements(e)‡	.75	%^	.81%	.83%	.88%	.92%	.96%

Net investment income (loss)(b)	.25	%^	(.06)%	.03%	.03%	(.09)%	(.21)%

Portfolio turnover rate	18%	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

36 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 44.31	$ 59.52	$ 42.49	$ 40.98	$ 35.86	$ 32.93

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.04	.10	.02	(.01)	(.05)

Net realized and unrealized gain (loss) on investment transactions	1.17	(8.87)	18.74	2.91	7.72	4.17

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.24	(8.83)	18.84	2.93	7.71	4.12

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Total distributions	(.87)	(6.38)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 44.68	$ 44.31	$ 59.52	$ 42.49	$ 40.98	$ 35.86

Total Return

Total investment return based on net asset value(d)	2.78%	(17.52)%	45.19%	7.13%	23.01%	12.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$86,263	$82,429	$107,956	$2,007	$990	$812

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.72	%^	.72%	.78%	.84%	.91%	.91%

Expenses, before waivers/reimbursements(e)‡	.72	%^	.72%	.78%	.87%	.92%	.92%

Net investment income (loss)(b)	.32	%^	.07%	.18%	.04%	(.03)%	(.13)%

Portfolio turnover rate	18%	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018, such waiver amounted to .01%.

^	Annualized.

See notes to financial statements.

38 | AB CONCENTRATED GROWTH FUND	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

James T. Tierney(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. James Tierney. Mr. Tierney is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

40 | AB CONCENTRATED GROWTH FUND	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

42 | AB CONCENTRATED GROWTH FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

44 | AB CONCENTRATED GROWTH FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB CONCENTRATED GROWTH FUND | 45

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

46 | AB CONCENTRATED GROWTH FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB CONCENTRATED GROWTH FUND | 47

NOTES

48 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0152-1222

DEC    12.31.22

SEMI-ANNUAL REPORT

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 8, 2023

This report provides management’s discussion of fund performance for the AB Concentrated International Growth Portfolio for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Class A Shares	2.68%	-31.05%

Class C Shares	2.37%	-31.53%

Advisor Class Shares[1]	2.85%	-30.89%

MSCI EAFE Index (net)	6.36%	-14.45%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. In both periods, security selection accounted for the majority of underperformance, relative to the benchmark. Security selection within industrials and communication services detracted the most, while selection in consumer discretionary contributed. A lack of exposure to energy, the benchmark’s best performing sector in both periods, detracted the most, while lack of exposure to real estate contributed.

For the six-month period, the top absolute detractors were adidas, Teleperformance and KION Group, while Ashtead, Genmab and HDFC Bank contributed. For the 12-month period, the top absolute detractors were KION Group, Sika Group and Sea, while Novo Nordisk, Pan Pacific International and AIA Group contributed.

During both periods, the Fund used derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns.

2 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team continues to lean into companies that have defensive qualities and strong pricing power, which can counter the twin threats of an economic slowdown and inflation.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser employs an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

The Fund invests in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed

6 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-31.05%	-33.97%

5 Years	-0.49%	-1.35%

Since Inception[1]	1.97%	1.40%

CLASS C SHARES

1 Year	-31.53%	-32.21%

5 Years	-1.22%	-1.22%

Since Inception[1]	1.22%	1.22%

ADVISOR CLASS SHARES[2]

1 Year	-30.89%	-30.89%

5 Years	-0.25%	-0.25%

Since Inception[1]	2.22%	2.22%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 1.87% and 0.87% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-33.97%

5 Years	-1.35%

Since Inception[1]	1.40%

CLASS C SHARES

1 Year	-32.21%

5 Years	-1.22%

Since Inception[1]	1.22%

ADVISOR CLASS SHARES[2]

1 Year	-30.89%

5 Years	-0.25%

Since Inception[1]	2.22%

1	Inception date: 4/15/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.80	$5.82	1.14%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%
Class C
Actual	$1,000	$1,023.70	$9.69	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Advisor Class
Actual	$1,000	$1,028.50	$4.55	0.89%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $368.4

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following: Luxembourg and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

December 31, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

AIA Group Ltd.	$15,215,571	4.1%

LVMH Moet Hennessy Louis Vuitton SE	15,058,866	4.1

HDFC Bank Ltd. (ADR)	14,289,481	3.9

Nestle SA (REG)	14,141,694	3.8

Compass Group PLC	13,871,654	3.8

Pan Pacific International Holdings Corp.	13,685,405	3.7

Genmab A/S	13,367,926	3.6

Ashtead Group PLC	13,056,401	3.5

Asahi Group Holdings Ltd.	12,949,085	3.5

Lonza Group AG (REG)	12,204,145	3.3

	$137,840,228	37.3%

1	Long-term investments.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.3%
Industrials – 16.9%
Machinery – 9.0%
Alstom SA	382,145	$9,349,787
FANUC Corp.	67,700	10,131,068
KION Group AG	284,437	8,101,210
Techtronic Industries Co., Ltd.	498,000	5,531,204

		33,113,269

Professional Services – 4.4%
Recruit Holdings Co., Ltd.	244,800	7,662,723
Teleperformance	36,037	8,615,192

		16,277,915

Trading Companies & Distributors – 3.5%
Ashtead Group PLC	229,847	13,056,401

		62,447,585

Consumer Discretionary – 16.8%
Hotels, Restaurants & Leisure – 6.8%
Compass Group PLC	600,712	13,871,654
Yum China Holdings, Inc.	203,961	11,146,468

		25,018,122

Multiline Retail – 3.7%
Pan Pacific International Holdings Corp.	736,800	13,685,405

Textiles, Apparel & Luxury Goods – 6.3%
LVMH Moet Hennessy Louis Vuitton SE	20,694	15,058,866
Samsonite International SA(a)(b)	3,092,100	8,118,948

		23,177,814

		61,881,341

Health Care – 15.4%
Biotechnology – 3.6%
Genmab A/S(b)	31,618	13,367,926

Health Care Equipment & Supplies – 3.1%
Terumo Corp.	396,800	11,249,508

Life Sciences Tools & Services – 5.4%
Eurofins Scientific SE	106,540	7,649,372
Lonza Group AG (REG)	24,862	12,204,145

		19,853,517

Pharmaceuticals – 3.3%
Novo Nordisk A/S – Class B	89,828	12,200,040

		56,670,991

14 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 15.1%
Beverages – 6.7%
Asahi Group Holdings Ltd.(c)	416,000	$12,949,085
Pernod Ricard SA	59,073	11,620,984

		24,570,069

Food Products – 6.4%
Kerry Group PLC – Class A(c)	104,458	9,435,714
Nestle SA (REG)	122,429	14,141,694

		23,577,408

Personal Products – 2.0%
Kose Corp.(c)	68,500	7,442,746

		55,590,223

Information Technology – 14.1%
Electronic Equipment, Instruments & Components – 2.3%
Murata Manufacturing Co., Ltd.	170,200	8,393,443

IT Services – 5.7%
Adyen NV(a)(b)	5,104	7,085,623
Capgemini SE	42,935	7,177,701
Worldline SA/France(a)(b)	177,683	6,958,501

		21,221,825

Semiconductors & Semiconductor Equipment – 2.8%
ASML Holding NV	18,724	10,209,292

Software – 3.3%
SAP SE	117,313	12,111,473

		51,936,033

Financials – 12.6%
Banks – 3.9%
HDFC Bank Ltd. (ADR)	208,880	14,289,481

Capital Markets – 4.6%
London Stock Exchange Group PLC	121,744	10,460,390
Partners Group Holding AG	7,304	6,467,568

		16,927,958

Insurance – 4.1%
AIA Group Ltd.	1,377,800	15,215,571

		46,433,010

Communication Services – 3.1%
Diversified Telecommunication Services – 2.4%
Cellnex Telecom SA(a)	262,767	8,716,300

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.7%
Sea Ltd. (ADR)(b)	52,350	$2,723,771

		11,440,071

Materials – 2.3%
Chemicals – 2.3%
Sika AG (REG)	34,506	8,295,353

Total Common Stocks (cost $412,864,403)		354,694,607

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(d)(e)(f) (cost $11,003,815)	11,003,815	11,003,815

Total Investments – 99.3% (cost $423,868,218)		365,698,422
Other assets less liabilities – 0.7%		2,685,380

Net Assets – 100.0%		$368,383,802

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	HKD	79,097	USD	10,094	01/12/2023	$(42,625)
Bank of America, NA	USD	7,518	GBP	6,293	01/18/2023	92,494
Bank of America, NA	USD	3,670	GBP	2,989	01/18/2023	(55,322)
Bank of America, NA	USD	14,666	SEK	153,696	02/03/2023	88,185
Bank of America, NA	USD	976	JPY	130,841	02/09/2023	25,336
Bank of America, NA	USD	978	CHF	906	03/01/2023	7,363
Barclays Bank PLC	HKD	11,735	USD	1,497	01/12/2023	(6,546)
Barclays Bank PLC	USD	1,531	HKD	11,910	01/12/2023	(4,860)
Barclays Bank PLC	USD	1,030	JPY	141,609	02/09/2023	54,272
Barclays Bank PLC	CNH	40,008	USD	5,585	02/16/2023	(214,578)
Barclays Bank PLC	USD	905	CNH	6,630	02/16/2023	56,020
Citibank, NA	USD	1,607	HKD	12,517	01/12/2023	(2,683)
Citibank, NA	AUD	1,619	USD	1,077	01/19/2023	(26,307)
Citibank, NA	USD	28,832	AUD	45,442	01/19/2023	2,125,426
Citibank, NA	SEK	10,195	USD	972	02/03/2023	(6,232)
Citibank, NA	USD	5,665	JPY	782,645	02/09/2023	325,421
Citibank, NA	USD	1,211	EUR	1,133	02/27/2023	6,375
Citibank, NA	INR	644,473	USD	7,771	03/16/2023	17,691
Goldman Sachs Bank USA	CNH	8,583	USD	1,177	02/16/2023	(67,776)
Goldman Sachs Bank USA	USD	1,456	EUR	1,374	02/27/2023	20,530
Goldman Sachs Bank USA	CHF	4,615	USD	4,974	03/01/2023	(47,643)
HSBC Bank USA	HKD	9,078	USD	1,165	01/12/2023	1,408
HSBC Bank USA	HKD	7,959	USD	1,016	01/12/2023	(3,533)

16 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank USA	USD	1,248	AUD	1,861	01/19/2023	$19,461
HSBC Bank USA	USD	1,475	CHF	1,370	03/01/2023	15,926
Natwest Markets PLC	HKD	8,138	USD	1,047	01/12/2023	3,861
Natwest Markets PLC	USD	2,048	GBP	1,704	01/18/2023	12,552
Natwest Markets PLC	JPY	487,452	USD	3,653	02/09/2023	(78,741)
Natwest Markets PLC	USD	1,691	EUR	1,582	02/27/2023	8,990
State Street Bank & Trust Co.	HKD	57,183	USD	7,342	01/12/2023	14,105
State Street Bank & Trust Co.	HKD	19,455	USD	2,491	01/12/2023	(2,350)
State Street Bank & Trust Co.	USD	3,547	HKD	27,805	01/12/2023	16,262
State Street Bank & Trust Co.	USD	1,067	GBP	876	01/18/2023	(7,136)
State Street Bank & Trust Co.	USD	1,348	JPY	181,389	02/09/2023	40,535
State Street Bank & Trust Co.	CNH	7,884	USD	1,098	02/16/2023	(44,661)
State Street Bank & Trust Co.	EUR	23,618	USD	24,943	02/27/2023	(431,279)
UBS AG	HKD	9,493	USD	1,210	01/12/2023	(6,217)

						$1,903,724

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $30,879,372 or 8.4% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $412,864,403)	$354,694,607	(a)
Affiliated issuers (cost $11,003,815)	11,003,815
Foreign currencies, at value (cost $168,099)	169,966
Unrealized appreciation on forward currency exchange contracts	2,952,213
Receivable for capital stock sold	1,061,006
Unaffiliated dividends receivable	777,358
Affiliated dividends receivable	31,155

Total assets	370,690,120

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,048,489
Payable for capital stock redeemed	833,582
Advisory fee payable	238,190
Administrative fee payable	24,854
Transfer Agent fee payable	5,170
Distribution fee payable	1,572
Directors’ fees payable	190
Accrued expenses	154,271

Total liabilities	2,306,318

Net Assets	$368,383,802

Composition of Net Assets
Capital stock, at par	$3,651
Additional paid-in capital	470,609,548
Accumulated loss	(102,229,397)

Net Assets	$368,383,802

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,646,364	365,668	$9.97	*

C	$810,197	85,417	$9.49

Advisor	$363,927,241	36,055,582	$10.09

(a)	Includes securities on loan with a value of $26,722,185 (see Note E).

*	The maximum offering price per share for Class A shares was $10.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $135,076)	$1,567,167
Affiliated issuers	155,737
Securities lending income	35,190	$1,758,094

Expenses
Advisory fee (see Note B)	1,418,866
Distribution fee—Class A	7,902
Distribution fee—Class C	4,352
Transfer agency—Class A	1,210
Transfer agency—Class C	209
Transfer agency—Advisor Class	70,905
Custody and accounting	56,476
Administrative	47,417
Registration fees	27,473
Audit and tax	21,040
Legal	19,033
Printing	12,045
Directors’ fees	11,362
Miscellaneous	10,465

Total expenses	1,708,755
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(7,236)

Net expenses		1,701,519

Net investment income		56,575

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(24,394,068)
Forward currency exchange contracts		(3,539,200)
Foreign currency transactions		(1,323,138)
Net change in unrealized appreciation (depreciation) of:
Investments		34,564,798
Forward currency exchange contracts		3,828,793
Foreign currency denominated assets and liabilities		19,016

Net gain on investment and foreign currency transactions		9,156,201

Net Increase in Net Assets from Operations		$9,212,776

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$56,575		$1,123,055
Net realized loss on investment transactions and foreign currency	(29,256,406)		(20,625,580)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	38,412,607		(180,156,037)

Net increase (decrease) in net assets from operations	9,212,776		(199,658,562)
Distributions to Shareholders
Class A	– 0	–	(193,993)
Class C	– 0	–	(33,729)
Advisor Class	– 0	–	(9,062,326)
Capital Stock Transactions
Net increase (decrease)	(15,802,707)		91,311,134

Total decrease	(6,589,931)		(117,637,476)
Net Assets
Beginning of period	374,973,733		492,611,209

End of period	$368,383,802		$374,973,733

See notes to financial statements.

20 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

22 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$	– 0	–	$62,447,585		$	– 0	–	$62,447,585
Consumer Discretionary		11,146,468		50,734,873			– 0	–	61,881,341
Health Care		– 0	–	56,670,991			– 0	–	56,670,991
Consumer Staples		– 0	–	55,590,223			– 0	–	55,590,223
Information Technology		– 0	–	51,936,033			– 0	–	51,936,033
Financials		14,289,481		32,143,529			– 0	–	46,433,010
Communication Services		2,723,771		8,716,300			– 0	–	11,440,071
Materials		– 0	–	8,295,353			– 0	–	8,295,353
Short-Term Investments		11,003,815		– 0	–		– 0	–	11,003,815

Total Investments in Securities		39,163,535		326,534,887	(a)		– 0	–	365,698,422
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	2,952,213			– 0	–	2,952,213

24 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(1,048,489)		$–0	–	$(1,048,489)

Total		$39,163,535		$328,438,611	$	– 0	–	$367,602,146

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding

26 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and 0.90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before October 31, 2023. For the six months ended December 31, 2022, such reimbursements/waivers amounted to $25.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $47,417.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $28,135 for the six months ended December 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5 from the sale of Class A shares and received $8 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $6,536.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$16,386	$56,739	$62,121	$11,004		$156
Government Money Market Portfolio*	8,231	18,715	26,946	– 0	–	– 0	–

Total				$11,004		$156

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,020 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$53,047,403		$67,560,405
U.S. government securities	– 0	–	– 0	–

28 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$18,926,801
Gross unrealized depreciation	(75,192,873)

Net unrealized depreciation	$(56,266,072)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended December 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,952,213	Unrealized depreciation on forward currency exchange contracts	$1,048,489

Total		$2,952,213		$1,048,489

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(3,539,200)	$3,828,793

Total		$(3,539,200)	$3,828,793

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$92,641,937
Average principal amount of sale contracts	$85,115,079

30 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$213,378	$(97,947)	$	– 0	–	$	– 0	–	$115,431
Barclays Bank PLC	110,292	(110,292)		– 0	–		– 0	–	– 0	–
Citibank, NA	2,474,913	(35,222)		– 0	–		– 0	–	2,439,691
Goldman Sachs Bank USA	20,530	(20,530)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	36,795	(3,533)		– 0	–		– 0	–	33,262
Natwest Markets PLC	25,403	(25,403)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	70,902	(70,902)		– 0	–		– 0	–	– 0	–

Total	$2,952,213	$(363,829)	$	– 0	–	$	– 0	–	$2,588,384	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$97,947	$(97,947)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	225,984	(110,292)	– 0	–	– 0	–	115,692
Citibank, NA	35,222	(35,222)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	115,419	(20,530)	– 0	–	– 0	–	94,889
HSBC Bank USA	3,533	(3,533)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	78,741	(25,403)	– 0	–	– 0	–	53,338
State Street Bank & Trust Co.	485,426	(70,902)	– 0	–	– 0	–	414,524
UBS AG	6,217	– 0	–	– 0	–	– 0	–	6,217

Total	$1,048,489	$(363,829)	$	– 0	–	$	– 0	–	$684,660	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business

32 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2022 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned			Advisory Fee Waived
$26,722,185	$	– 0	–	$28,181,507	$35,190	$	– 0	–	$675

*	As of December 31, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022

Class A
Shares sold	28,760		191,783	$280,780		$2,627,724

Shares issued in reinvestment of distributions	– 0	–	11,893	– 0	–	170,552

Shares converted from Class C	77		178	744		2,610

Shares redeemed	(357,589)		(180,158)	(3,712,724)		(2,342,777)

Net increase (decrease)	(328,752)		23,696	$(3,431,200)		$458,109

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022

Class C
Shares sold	1,489		9,217	$13,566		$133,906

Shares issued in reinvestment of distributions	– 0	–	2,195	– 0	–	30,175

Shares converted to Class A	(81)		(185)	(744)		(2,610)

Shares redeemed	(14,027)		(42,491)	(124,549)		(529,985)

Net decrease	(12,619)		(31,264)	$(111,727)		$(368,514)

Advisor Class
Shares sold	5,749,869		14,890,868	$56,916,580		$198,510,006

Shares issued in reinvestment of distributions	– 0	–	503,630	– 0	–	7,292,563

Shares redeemed	(7,120,983)		(9,038,840)	(69,176,360)		(114,581,030)

Net increase (decrease)	(1,371,114)		6,355,658	$(12,259,780)		$91,221,539

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

34 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

36 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$4,004,452	$174,089
Net long-term capital gains	5,285,596	4,163,984

Total taxable distributions paid	$9,290,048	$4,338,073

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(11,857,721	)(a)
Other losses	(6,830,584	)(b)
Unrealized appreciation (depreciation)	(92,753,868	)(c)

Total accumulated earnings (deficit)	$(111,442,173)

(a)	As of June 30, 2022, the Fund had a net capital loss carryforward of $11,857,721.

(b)	As of June 30, 2022, the Fund had a qualified late-year ordinary loss deferral of $6,830,584.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund had a net short-term capital loss carryforward of $11,857,721, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.71	$ 15.33	$ 11.66	$ 11.02	$ 11.54	$ 10.50

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	(.01)	.02	.01	.02	.08

Net realized and unrealized gain (loss) on investment transactions and foreign currency	.27	(5.34)	3.86	.74	.15	1.32

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.26	(5.35)	3.88	.75	.17	1.40

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.08)

Distributions from net realized gain on investment transactions	– 0	–	(.27)	(.21)	(.11)	(.69)	(.28)

Total dividends and distributions	– 0	–	(.27)	(.21)	(.11)	(.69)	(.36)

Net asset value, end of period	$ 9.97	$ 9.71	$ 15.33	$ 11.66	$ 11.02	$ 11.54

Total Return

Total investment return based on net asset value(d)(e)	2.68%	(35.49)%	33.53%	6.75%	2.72%	13.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,646	$6,741	$10,284	$1,729	$498	$286

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.14	%^	1.12%	1.15%	1.22%	1.29%	1.29%

Expenses, before waivers/reimbursements(f)‡	1.14	%^	1.12%	1.17%	1.47%	1.85%	2.08%

Net investment income (loss)(b)	(.20	)%^	(.05)%	.14%	.12%	.23%	.67%

Portfolio turnover rate	15%	24%	25%	30%	34%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 42.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.27	$ 14.77	$ 11.32	$ 10.78	$ 11.38	$ 10.39

Income From Investment Operations

Net investment income (loss)(a)(b)	(.05)	(.12)	(.09)	(.08)	(.02)	.00	(c)

Net realized and unrealized gain (loss) on investment transactions and foreign currency	.27	(5.11)	3.75	.73	.11	1.30

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.22	(5.23)	3.66	.65	.09	1.30

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Distributions from net realized gain on investment transactions	– 0	–	(.27)	(.21)	(.11)	(.69)	(.28)

Total dividends and distributions	– 0	–	(.27)	(.21)	(.11)	(.69)	(.31)

Net asset value, end of period	$ 9.49	$ 9.27	$ 14.77	$ 11.32	$ 10.78	$ 11.38

Total Return

Total investment return based on net asset value(d)(e)	2.37%	(36.03)%	32.59%	5.97%	2.00%	12.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$810	$909	$1,909	$426	$291	$172

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.90	%^	1.87%	1.90%	1.99%	2.04%	2.04%

Expenses, before waivers/reimbursements(f)‡	1.91	%^	1.87%	1.93%	2.27%	2.59%	2.89%

Net investment income (loss)(b)	(.97	)%^	(.89)%	(.66)%	(.79)%	(.17)%	.02%

Portfolio turnover rate	15%	24%	25%	30%	34%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 42.

40 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.81	$ 15.46	$ 11.73	$ 11.06	$ 11.57	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.00	(c)	.03	.05	.04	.06	.06

Net realized and unrealized gain (loss) on investment transactions and foreign currency	.28	(5.41)	3.89	.75	.13	1.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.28	(5.38)	3.94	.79	.19	1.43

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.01)	(.01)	(.09)

Distributions from net realized gain on investment transactions	– 0	–	(.27)	(.21)	(.11)	(.69)	(.28)

Total dividends and distributions	– 0	–	(.27)	(.21)	(.12)	(.70)	(.37)

Net asset value, end of period	$ 10.09	$ 9.81	$ 15.46	$ 11.73	$ 11.06	$ 11.57

Total Return

Total investment return based on net asset value(d)(e)	2.85%	(35.38)%	33.84%	7.11%	3.01%	13.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$363,928	$367,324	$480,418	$160,265	$67,054	$45,424

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.89	%^	.87%	.90%	.98%	1.04%	1.04%

Expenses, before waivers/reimbursements(f)‡	.90	%^	.87%	.93%	1.23%	1.59%	1.80%

Net investment income(b)	.04	%^	.24%	.32%	.37%	.54%	.53%

Portfolio turnover rate	15%	24%	25%	30%	34%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 42.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2020 by .01%.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2020, June 30, 2019 and June 30, 2018, such waiver amounted to .01%, .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

42 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Debasish (Dev) Chakrabarti(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Concentrated International Growth Investment Team. Mr. Chakrabarti is the investment professional with the most significant responsibility for day-to-day management of the Fund’s portfolio.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

44 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

46 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 47

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provide (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

48 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 49

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

50 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 51

NOTES

52 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0152-1222

DEC    12.31.22

SEMI-ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 7, 2023

This report provides management’s discussion of fund performance for the AB Global Core Equity Portfolio for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB GLOBAL CORE EQUITY PORTFOLIO

Class A Shares	1.56%	-20.40%

Class C Shares	1.14%	-20.97%

Advisor Class Shares[1]	1.75%	-20.14%

MSCI ACWI (net)	2.28%	-18.36%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended December 31, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, overall sector selection detracted from performance, relative to the benchmark. An overweight to communication services and an underweight to materials detracted most, while an underweight to real estate and an overweight to health care contributed. Security selection was positive. Selection within health care and communication services detracted, but were offset by gains from selection in financials and consumer discretionary. Country positioning (a result of bottom-up security analysis combined with fundamental research) detracted from performance; an underweight to India detracted most, while an overweight to France contributed.

For the 12-month period, overall sector selection detracted, as an overweight to communication services and an underweight to energy offset gains from an overweight to health care and an underweight to real estate. Stock selection contributed, particularly selection within consumer discretionary and technology, while selection in communication services and

2 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

energy detracted. Overall country positioning was negative: an underweight to Australia detracted most, while an overweight to the United Kingdom contributed.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team continues to invest in firms that it believes are attractively valued in a core portfolio setup, and seeks to minimize unintended factor risks.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser seeks companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser considers include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund,

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

the Adviser does not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-20.40%	-23.80%

5 Years	4.49%	3.58%

Since Inception[1]	6.22%	5.66%

CLASS C SHARES

1 Year	-20.97%	-21.73%

5 Years	3.71%	3.71%

Since Inception[1,2]	5.42%	5.42%

ADVISOR CLASS SHARES[3]

1 Year	-20.14%	-20.14%

5 Years	4.77%	4.77%

Since Inception[1]	6.48%	6.48%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.79% and 0.79% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-23.80%

5 Years	3.58%

Since Inception[1]	5.66%

CLASS C SHARES

1 Year	-21.73%

5 Years	3.71%

Since Inception[1,2]	5.42%

ADVISOR CLASS SHARES[3]

1 Year	-20.14%

5 Years	4.77%

Since Inception[1]	6.48%

1	Inception date: 11/12/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,015.60	$5.33	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class C
Actual	$1,000	$1,011.40	$9.13	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Advisor Class
Actual	$1,000	$1,017.50	$4.07	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,241.4

1	The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$131,516,569	5.9%

Otis Worldwide Corp.	83,424,113	3.7

Visa, Inc. – Class A	75,861,486	3.4

Goldman Sachs Group, Inc. (The)	74,556,039	3.3

Alphabet, Inc. – Class C	74,156,630	3.3

Sanofi	73,733,552	3.3

Asahi Group Holdings Ltd.	72,596,924	3.2

Elevance Health, Inc.	66,801,005	3.0

Shell PLC	64,538,673	2.9

Samsung Electronics Co., Ltd.	64,120,084	2.9

	$781,305,075	34.9%

1	Long-term investments.

12 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 22.1%
IT Services – 9.2%
Akamai Technologies, Inc.(a)	459,792	$38,760,466
Cognizant Technology Solutions Corp. – Class A	984,534	56,305,500
PayPal Holdings, Inc.(a)	514,187	36,620,398
Visa, Inc. – Class A	365,140	75,861,486

		207,547,850

Semiconductors & Semiconductor Equipment – 3.6%
Applied Materials, Inc.	323,730	31,524,827
Infineon Technologies AG	551,370	16,757,197
QUALCOMM, Inc.	288,681	31,737,589

		80,019,613

Software – 6.4%
Microsoft Corp.	548,397	131,516,569
SAP SE	113,687	11,737,129

		143,253,698

Technology Hardware, Storage & Peripherals – 2.9%
Samsung Electronics Co., Ltd.	1,460,819	64,120,084

		494,941,245

Financials – 16.3%
Banks – 7.0%
ABN AMRO Bank NV (GDR)(b)	1,647,654	22,816,671
BNP Paribas SA	530,590	30,211,367
Citigroup, Inc.	396,985	17,955,632
Mitsubishi UFJ Financial Group, Inc.	9,310,700	62,506,607
Wells Fargo & Co.	557,432	23,016,367

		156,506,644

Capital Markets – 8.0%
BlackRock, Inc.	60,198	42,658,109
CME Group, Inc.	129,003	21,693,144
Goldman Sachs Group, Inc. (The)	217,124	74,556,039
Julius Baer Group Ltd.	711,755	41,424,940

		180,332,232

Consumer Finance – 1.3%
American Express Co.	197,115	29,123,741

		365,962,617

Health Care – 13.9%
Health Care Equipment & Supplies – 3.0%
Koninklijke Philips NV	1,307,015	19,666,945

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Medtronic PLC	605,440	$47,054,797

		66,721,742

Health Care Providers & Services – 3.0%
Elevance Health, Inc.	130,224	66,801,005

Life Sciences Tools & Services – 2.4%
Thermo Fisher Scientific, Inc.	97,156	53,502,837

Pharmaceuticals – 5.5%
Roche Holding AG (Genusschein)	162,511	51,067,060
Sanofi	764,660	73,733,552

		124,800,612

		311,826,196

Consumer Discretionary – 13.1%
Diversified Consumer Services – 0.9%
Service Corp. International/US	307,589	21,266,703

Hotels, Restaurants & Leisure – 5.9%
Compass Group PLC	947,417	21,877,784
Galaxy Entertainment Group Ltd.	4,281,000	28,146,103
Starbucks Corp.	560,927	55,643,958
Yum China Holdings, Inc.	493,807	26,986,553

		132,654,398

Internet & Direct Marketing Retail – 4.2%
Alibaba Group Holding Ltd.(a)	1,784,700	19,583,358
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	306,399	26,990,688
Amazon.com, Inc.(a)	397,080	33,354,720
Prosus NV	205,437	14,184,078

		94,112,844

Textiles, Apparel & Luxury Goods – 2.1%
Kering SA	38,452	19,569,296
NIKE, Inc. – Class B	226,768	26,534,124

		46,103,420

		294,137,365

Industrials – 10.0%
Building Products – 3.7%
Otis Worldwide Corp.	1,065,306	83,424,113

14 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 6.3%
Dover Corp.	355,635	$48,156,535
Parker-Hannifin Corp.	152,034	44,241,894
Techtronic Industries Co., Ltd.	1,309,000	14,538,860
Volvo AB – Class B	1,877,603	33,916,265

		140,853,554

		224,277,667

Communication Services – 8.2%
Diversified Telecommunication Services – 2.0%
Comcast Corp. – Class A	1,294,833	45,280,310

Entertainment – 2.9%
Activision Blizzard, Inc.	186,435	14,271,599
Electronic Arts, Inc.	316,626	38,685,365
Universal Music Group NV	477,208	11,540,173

		64,497,137

Interactive Media & Services – 3.3%
Alphabet, Inc. – Class C(a)	835,756	74,156,630

		183,934,077

Consumer Staples – 6.0%
Beverages – 6.0%
Asahi Group Holdings Ltd.(c)	2,332,235	72,596,924
Coca-Cola Co. (The)	966,294	61,465,961

		134,062,885

Energy – 4.7%
Oil, Gas & Consumable Fuels – 4.7%
Cheniere Energy, Inc.	189,028	28,346,639
Neste Oyj	290,561	13,399,798
Shell PLC	2,289,351	64,538,673

		106,285,110

Real Estate – 2.1%
Real Estate Management & Development – 2.1%
CBRE Group, Inc. – Class A(a)	622,779	47,929,072

Materials – 1.8%
Chemicals – 1.8%
Linde PLC	124,073	40,470,131

Utilities – 1.2%
Electric Utilities – 1.2%
Iberdrola SA(c)	2,235,994	26,101,881

Total Common Stocks (cost $2,134,560,385)		2,229,928,246

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Time Deposits – 0.1%
ANZ, London 2.30%, 01/03/2023	GBP	184		$222,145
BBH, Grand Cayman 0.20%, 01/03/2023	CHF	214		231,033
1.05%, 01/02/2023	DKK	0	*	1
Citibank, London 1.10%, 01/02/2023	EUR	210		224,698
Hong Kong & Shanghai Bank, Hong Kong 2.47%, 01/03/2023	HKD	1,729		221,470
SEB, Stockholm (12.63)%, 01/02/2023	SEK	2,325		222,800
Sumitomo, Tokyo (0.33)%, 01/04/2023	JPY	31,339		238,790

Total Time Deposits (cost $1,360,937)				1,360,937

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $2,135,921,322)				2,231,289,183

		Shares

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(d)(e)(f) (cost $40,080,269)		40,080,269		40,080,269

Total Investments – 101.3% (cost $2,176,001,591)				2,271,369,452
Other assets less liabilities – (1.3)%				(29,966,151)

Net Assets – 100.0%				$2,241,403,301

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the market value of this security amounted to $22,816,671 or 1.0% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	The rate shown represents the 7-day yield as of period end.

16 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

Currency Abbreviations:

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,135,921,322)	$2,231,289,183	(a)
Affiliated issuers (cost $40,080,269—including investment of cash collateral for securities loaned of $40,080,269)	40,080,269
Foreign currencies, at value (cost $548)	549
Receivable for investment securities sold	8,231,443
Receivable for capital stock sold	7,227,203
Unaffiliated dividends receivable	5,193,909
Affiliated dividends receivable	25,892

Total assets	2,292,048,448

Liabilities
Due to Custodian	7,406,345
Payable for collateral received on securities loaned	40,080,269
Payable for capital stock redeemed	1,450,242
Advisory fee payable	1,442,209
Transfer Agent fee payable	28,390
Administrative fee payable	22,314
Payable for investment securities purchased and foreign currency transactions	4,656
Distribution fee payable	4,596
Directors’ fee payable	1,312
Accrued expenses	204,814

Total liabilities	50,645,147

Net Assets	$2,241,403,301

Composition of Net Assets
Capital stock, at par	$16,933
Additional paid-in capital	2,343,321,315
Accumulated loss	(101,934,947)

	$2,241,403,301

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,083,650	1,445,355	$13.20	*

C	$548,005	42,506	$12.89

Advisor	$2,221,771,646	167,839,480	$13.24

(a)	Includes securities on loan with a value of $38,403,167 (see Note E).

*	The maximum offering price per share for Class A shares was $13.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $593,907)	$16,069,908
Affiliated issuers	49,379
Securities lending income	26,042
Interest	2,595	$16,147,924

Expenses
Advisory fee (see Note B)	8,669,558
Transfer agency—Class A	1,324
Transfer agency—Class C	53
Transfer agency—Advisor Class	156,390
Distribution fee—Class A	24,206
Distribution fee—Class C	3,117
Custody and accounting	144,848
Registration fees	72,132
Administrative	47,546
Audit and tax	35,161
Directors’ fees	25,375
Legal	25,318
Printing	7,925
Miscellaneous	72,383

Total expenses	9,285,336
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(4,324)

Net expenses		9,281,012

Net investment income		6,866,912

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(183,740,786)
Foreign currency transactions		(218,292)
Net change in unrealized appreciation (depreciation) on:
Investments		216,845,532
Foreign currency denominated assets and liabilities		123,198

Net gain on investment and foreign currency transactions		33,009,652

Net Increase in Net Assets from Operations		$39,876,564

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,866,912	$22,712,262
Net realized gain (loss) on investment and foreign currency transactions	(183,959,078)	126,605,648
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	216,968,730	(715,573,378)

Net increase (decrease) in net assets from operations	39,876,564	(566,255,468)

Distributions to Shareholders
Class A	(753,919)	(1,102,469)
Class C	(21,744)	(39,486)
Advisor Class	(92,076,378)	(126,697,451)
Capital Stock Transactions
Net increase (decrease)	(75,845,569)	561,708,133

Total decrease	(128,821,046)	(132,386,741)
Net Assets
Beginning of period	2,370,224,347	2,502,611,088

End of period	$2,241,403,301	$2,370,224,347

See notes to financial statements.

20 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

22 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$402,326,835		$92,614,410		$	– 0	–	$494,941,245
Financials	209,003,032		156,959,585			– 0	–	365,962,617
Health Care	167,358,639		144,467,557			– 0	–	311,826,196
Consumer Discretionary	190,776,746		103,360,619			– 0	–	294,137,365
Industrials	175,822,542		48,455,125			– 0	–	224,277,667
Communication Services	172,393,904		11,540,173			– 0	–	183,934,077
Consumer Staples	61,465,961		72,596,924			– 0	–	134,062,885
Energy	28,346,639		77,938,471			– 0	–	106,285,110
Real Estate	47,929,072		– 0	–		– 0	–	47,929,072
Materials	40,470,131		– 0	–		– 0	–	40,470,131
Utilities	– 0	–	26,101,881			– 0	–	26,101,881
Short-Term Investments:
Time Deposits	– 0	–	1,360,937			– 0	–	1,360,937
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	40,080,269		– 0	–		– 0	–	40,080,269

Total Investments in Securities	1,535,973,770		735,395,682	†		– 0	–	2,271,369,452

Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,535,973,770		$735,395,682		$	– 0	–	$2,271,369,452

24 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and

26 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Advisor Class shares, respectively. For the six months ended December 31, 2022, there was no such reimbursement. The Expense Caps may not be terminated by the Adviser before October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $47,546.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $97,871 for the six months ended December 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $98 from the sale of Class A shares and received $5 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $1,803.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)			Dividend Income (000)
Government Money Market Portfolio	$4,314	$122,524	$126,838	$	– 0	–	$49
Government Money Market Portfolio*	542	101,698	62,160		40,080		23

Total					$40,080		$72

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,339 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$436,128,402		$599,317,297
U.S. government securities	– 0	–	– 0	–

28 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$295,460,394
Gross unrealized depreciation	(200,092,533)

Net unrealized appreciation	$95,367,861

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2022 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$38,403,167	$40,080,269	$	– 0	–	$3,208	$22,834	$2,521

*	As of December 31, 2022.

30 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022

Class A
Shares sold	18,611		288,873	$256,141		$4,847,681

Shares issued in reinvestment of dividends and distributions	56,194		64,932	751,321		1,098,643

Shares converted from Class C	– 0	–	861	– 0	–	15,685

Shares redeemed	(69,581)		(240,023)	(928,890)		(3,662,987)

Net increase	5,224		114,643	$78,572		$2,299,022

Class C
Shares sold	68		4,168	$880		$71,507

Shares issued in reinvestment of dividends and distributions	1,371		1,853	17,902		30,865

Shares converted to Class A	– 0	–	(880)	– 0	–	(15,685)

Shares redeemed	(16,182)		(8,068)	(222,918)		(125,290)

Net decrease	(14,743)		(2,927)	$(204,136)		$(38,603)

Advisor Class
Shares sold	14,547,692		47,947,148	$196,900,348		$797,624,290

Shares issued in reinvestment of dividends and distributions	6,700,567		6,664,397	89,786,105		113,028,181

Shares redeemed	(26,534,821)		(21,581,096)	(362,406,458)		(351,204,757)

Net increase (decrease)	(5,286,562)		33,030,449	$(75,720,005)		$559,447,714

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities

32 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$83,979,467	$13,937,831
Long-term capital gains	43,859,939	– 0	–

Total taxable distributions paid	$127,839,406	$13,937,831

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$26,385,431
Accumulated capital and other losses	71,415,792
Unrealized appreciation (depreciation)	(146,760,693	)(a)

Total accumulated earnings (deficit)	$(48,959,470)

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.52	$ 17.63	$ 12.83	$ 13.31	$ 12.42	$ 11.72

Income From Investment Operations

Net investment income(a)(b)	.02	.10	.12	.12	.17	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(3.42)	4.77	(.16)	1.02	1.09

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.22	(3.32)	4.89	(.04)	1.19	1.25

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.14)	(.09)	(.13)	(.12)	(.13)

Distributions from net realized gain on investment and foreign currency transactions	(.53)	(.65)	– 0	–	(.31)	(.18)	(.42)

Total dividends and distributions	(.54)	(.79)	(.09)	(.44)	(.30)	(.55)

Net asset value, end of period	$ 13.20	$ 13.52	$ 17.63	$ 12.83	$ 13.31	$ 12.42

Total Return

Total investment return based on net asset value(d)	1.56%	(19.74)%	38.20%	(.48)%	9.95%	10.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,083	$19,471	$23,362	$17,101	$15,851	$12,925

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.05	%(e)	1.03%	1.05%	1.08%	1.13%	1.15%

Expenses, before waivers/reimbursements	1.05	%(e)	1.04%	1.06%	1.08%	1.13%	1.15%

Net investment income(b)	.35	%(e)	.62%	.79%	.89%	1.33%	1.31%

Portfolio turnover rate	19%	50%	46%	52%	47%	45%

See footnote summary on page 38.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.26	$ 17.29	$ 12.61	$ 13.10	$ 12.29	$ 11.63

Income From Investment Operations

Net investment income (loss)(a)(b)	(.03)	(.03)	.00	(c)	.02	.09	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(3.34)	4.68	(.15)	.99	1.08

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.16	(3.37)	4.68	(.13)	1.08	1.14

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.01)	– 0	–	(.05)	(.09)	(.06)

Distributions from net realized gain on investment and foreign currency transactions	(.53)	(.65)	– 0	–	(.31)	(.18)	(.42)

Total dividends and distributions	(.53)	(.66)	– 0	–	(.36)	(.27)	(.48)

Net asset value, end of period	$ 12.89	$ 13.26	$ 17.29	$ 12.61	$ 13.10	$ 12.29

Total Return

Total investment return based on net asset value(d)	1.14%	(20.29)%	37.11%	(1.17)%	9.12%	9.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$548	$759	$1,040	$905	$553	$150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.80	%(e)	1.79%	1.81%	1.84%	1.90%	1.90%

Expenses, before waivers/reimbursements	1.80	%(e)	1.79%	1.81%	1.84%	1.90%	1.92%

Net investment income (loss)(b)	(.44	)%(e)	(.15)%	.03%	.15%	.69%	.49%

Portfolio turnover rate	19%	50%	46%	52%	47%	45%

See footnote summary on page 38.

36 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.57	$ 17.69	$ 12.87	$ 13.35	$ 12.46	$ 11.75

Income From Investment Operations

Net investment income(a)(b)	.04	.14	.17	.15	.20	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(3.43)	4.77	(.15)	1.02	1.10

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24	(3.29)	4.94	.00	(c)	1.22	1.28

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.18)	(.12)	(.17)	(.15)	(.15)

Distributions from net realized gain on investment and foreign currency transactions	(.53)	(.65)	– 0	–	(.31)	(.18)	(.42)

Total dividends and distributions	(.57)	(.83)	(.12)	(.48)	(.33)	(.57)

Net asset value, end of period	$ 13.24	$ 13.57	$ 17.69	$ 12.87	$ 13.35	$ 12.46

Total Return

Total investment return based on net asset value(d)	1.75%	(19.54)%	38.54%	(.25)%	10.21%	11.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,221,772	$2,349,994	$2,478,209	$1,215,240	$789,168	$465,263

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.80	%(e)	.79%	.81%	.84%	.90%	.90%

Expenses, before waivers/reimbursements	.80	%(e)	.79%	.81%	.84%	.90%	.90%

Net investment income(b)	.60	%(e)	.86%	1.08%	1.17%	1.61%	1.42%

Portfolio turnover rate	19%	50%	46%	52%	47%	45%

See footnote summary on page 38.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

38 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 39

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

40 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

42 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 43

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into

44 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 45

investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

46 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 47

NOTES

48 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0152-1222

DEC    12.31.22

SEMI-ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 6, 2023

This report provides management’s discussion of fund performance for the AB International Strategic Core Portfolio for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Class A Shares	3.34%	-14.87%

Class C Shares	2.96%	-15.52%

Advisor Class Shares[1]	3.50%	-14.65%

Class Z Shares[1]	3.50%	-14.65%

MSCI EAFE Index (net)	6.36%	-14.45%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, overall security selection drove underperformance, relative to the benchmark. Selection within financials and consumer staples detracted the most, while selection in technology and materials contributed. Sector selection also detracted. Losses from an overweight to communication services and an underweight to materials offset gains from an overweight to financials and an underweight to consumer staples. Country allocation (a result of bottom-up security analysis combined with fundamental research) detracted, led by an underweight to Australia; an underweight to Japan contributed.

For the 12-month period, security selection drove underperformance. Selection within financials and consumer discretionary detracted the most, while selection in technology and consumer staples contributed. Sector

2 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

selection was positive. Gains from an underweight to consumer discretionary and an overweight to financials were partially offset by losses from an overweight to technology and an underweight to materials. Country selection detracted from performance. An underweight to Australia detracted most, while an underweight to Germany contributed.

The Fund used derivatives in the form of currency forwards for hedging purposes and futures for investment purposes, which added to absolute performance for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team (the “Team”) continues to look for companies that offer a combination of quality and stability at attractive prices, the three core elements that underpin the Team’s investment philosophy in good and bad times. For long-term, outcome-oriented investors, the Team believes that companies with these features are best positioned to deliver strong returns through changing environments.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability and

(continued on next page)

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

4 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.87%	-18.47%

5 Years	1.03%	0.16%

Since Inception[1]	3.41%	2.81%

CLASS C SHARES

1 Year	-15.52%	-16.36%

5 Years	0.27%	0.27%

Since Inception[1]	2.63%	2.63%

ADVISOR CLASS SHARES[2]

1 Year	-14.65%	-14.65%

5 Years	1.29%	1.29%

Since Inception[1]	3.66%	3.66%

CLASS Z SHARES[2]

1 Year	-14.65%	-14.65%

Since Inception[1]	0.43%	0.43%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.76%, 0.75% and 0.74% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 1.75% for Class C shares. These waivers/reimbursements may not be terminated before October 31, 2023, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-18.47%

5 Years	0.16%

Since Inception[1]	2.81%

CLASS C SHARES

1 Year	-16.36%

5 Years	0.27%

Since Inception[1]	2.63%

ADVISOR CLASS SHARES[2]

1 Year	-14.65%

5 Years	1.29%

Since Inception[1]	3.66%

CLASS Z SHARES[2]

1 Year	-14.65%

Since Inception[1]	0.43%

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.40	$5.13	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class C
Actual	$1,000	$1,029.60	$8.95	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Advisor Class
Actual	$1,000	$1,035.00	$3.85	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class Z
Actual	$1,000	$1,035.00	$3.85	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $627.5

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following: Belgium, Hong Kong, Israel, Italy, Portugal, Spain, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Novo Nordisk A/S	$23,792,170	3.8%

Roche Holding AG	23,112,801	3.7

RELX PLC	17,448,009	2.8

Royal Bank of Canada	17,255,825	2.7

Constellation Software, Inc./Canada	17,125,574	2.7

Wolters Kluwer NV	15,748,975	2.5

Oversea-Chinese Banking Corp., Ltd.	15,397,592	2.5

Nippon Telegraph & Telephone Corp.	15,063,478	2.4

Sanofi	14,977,074	2.4

Sampo Oyj	14,880,030	2.4

	$174,801,528	27.9%

1	Long-term investments.

12 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 25.1%
Banks – 14.4%
Bank Leumi Le-Israel BM	1,200,584	$9,999,432
DBS Group Holdings Ltd.	359,600	9,102,053
KBC Group NV	86,260	5,553,878
Mitsubishi UFJ Financial Group, Inc.	1,961,900	13,171,052
Nordea Bank Abp	799,257	8,561,606
Oversea-Chinese Banking Corp., Ltd.	1,692,780	15,397,592
Royal Bank of Canada	183,538	17,255,825
Toronto-Dominion Bank (The)	176,446	11,424,683

		90,466,121

Capital Markets – 3.9%
IG Group Holdings PLC	537,615	5,065,578
London Stock Exchange Group PLC	78,051	6,706,235
Partners Group Holding AG	4,083	3,615,431
Singapore Exchange Ltd.	1,353,200	9,048,695

		24,435,939

Insurance – 6.8%
Admiral Group PLC	214,440	5,504,867
AXA SA	272,804	7,599,102
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	14,478	4,683,210
NN Group NV	247,220	10,109,370
Sampo Oyj – Class A	284,897	14,880,030

		42,776,579

		157,678,639

Health Care – 14.7%
Health Care Equipment & Supplies – 0.5%
ConvaTec Group PLC(a)	1,163,500	3,258,578

Health Care Providers & Services – 2.1%
Galenica AG(a)	162,337	13,245,130

Pharmaceuticals – 12.1%
Chugai Pharmaceutical Co., Ltd.	298,100	7,603,569
Novartis AG (REG)	69,400	6,280,523
Novo Nordisk A/S – Class B	175,180	23,792,170
Roche Holding AG (Genusschein)	73,552	23,112,801
Sanofi	155,321	14,977,074

		75,766,137

		92,269,845

Information Technology – 11.6%
IT Services – 4.5%
Amdocs Ltd.	71,186	6,470,808
Capgemini SE	70,787	11,833,901

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nomura Research Institute Ltd.	156,500	$3,720,622
Otsuka Corp.	192,600	6,070,823

		28,096,154

Semiconductors & Semiconductor Equipment – 1.6%
ASML Holding NV	7,700	4,198,441
Taiwan Semiconductor Manufacturing Co., Ltd.	419,000	6,085,331

		10,283,772

Software – 5.5%
Constellation Software, Inc./Canada	10,969	17,125,574
Nice Ltd.(b)	15,538	2,989,171
Open Text Corp.	118,770	3,519,241
Oracle Corp. Japan	71,200	4,629,532
SAP SE	60,832	6,280,341

		34,543,859

		72,923,785

Industrials – 11.4%
Air Freight & Logistics – 0.6%
Kuehne & Nagel International AG (REG)	16,801	3,905,943

Building Products – 1.0%
Assa Abloy AB – Class B	274,953	5,914,037

Commercial Services & Supplies – 0.5%
Secom Co., Ltd.	59,500	3,394,942

Electrical Equipment – 0.9%
Schneider Electric SE (Paris)	41,053	5,765,264

Professional Services – 7.1%
Experian PLC	56,990	1,930,156
Meitec Corp.	505,000	9,160,726
RELX PLC	631,076	17,448,009
Wolters Kluwer NV	150,513	15,748,975

		44,287,866

Road & Rail – 1.3%
Canadian National Railway Co.	67,344	7,999,711

		71,267,763

Communication Services – 10.4%
Diversified Telecommunication Services – 6.9%
BCE, Inc.	171,691	7,543,499
Deutsche Telekom AG (REG)	261,640	5,205,743
HKT Trust & HKT Ltd. – Class SS	6,958,000	8,517,454
Nippon Telegraph & Telephone Corp.	528,200	15,063,478
Telstra Corp. Ltd.	2,500,742	6,763,112

		43,093,286

14 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 1.4%
GungHo Online Entertainment, Inc.(b)(c)	372,800	$6,021,482
Ubisoft Entertainment SA(b)	99,779	2,818,841

		8,840,323

Interactive Media & Services – 2.1%
Auto Trader Group PLC(a)	1,459,421	9,088,332
Kakaku.com, Inc.	253,900	4,073,992

		13,162,324

		65,095,933

Consumer Staples – 8.6%
Beverages – 0.9%
Diageo PLC	128,851	5,640,050

Food & Staples Retailing – 4.6%
Jeronimo Martins SGPS SA	359,506	7,778,092
Koninklijke Ahold Delhaize NV	508,548	14,621,408
Loblaw Cos., Ltd.	71,341	6,307,936

		28,707,436

Food Products – 1.9%
Nestle SA (REG)	55,439	6,403,727
Salmar ASA	134,525	5,275,585

		11,679,312

Tobacco – 1.2%
Philip Morris International, Inc.	75,340	7,625,161

		53,651,959

Consumer Discretionary – 5.7%
Hotels, Restaurants & Leisure – 0.7%
Compass Group PLC	187,432	4,328,186

Household Durables – 0.5%
Sony Group Corp.	42,000	3,201,308

Internet & Direct Marketing Retail – 1.5%
ZOZO, Inc.	377,100	9,312,770

Leisure Products – 1.6%
Bandai Namco Holdings, Inc.	161,600	10,128,996

Textiles, Apparel & Luxury Goods – 1.4%
LVMH Moet Hennessy Louis Vuitton SE	7,170	5,217,561
Pandora A/S	46,020	3,252,762

		8,470,323

		35,441,583

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 4.0%
Oil, Gas & Consumable Fuels – 4.0%
Equinor ASA	338,776	$12,175,703
Shell PLC	466,808	13,159,698

		25,335,401

Real Estate – 2.6%
Equity Real Estate Investment Trusts (REITs) – 2.0%
Link REIT	678,862	4,967,464
Merlin Properties Socimi SA	478,535	4,488,133
Nippon Building Fund, Inc.	686	3,067,663

		12,523,260

Real Estate Management & Development – 0.6%
Daito Trust Construction Co., Ltd.	35,200	3,603,877

		16,127,137

Materials – 1.7%
Metals & Mining – 1.7%
Endeavour Mining PLC	174,530	3,691,297
Rio Tinto Ltd.	88,626	6,994,859

		10,686,156

Utilities – 1.1%
Electric Utilities – 1.1%
EDP – Energias de Portugal SA	311,170	1,551,123
Enel SpA	1,031,993	5,550,207

		7,101,330

Total Common Stocks (cost $567,042,408)		607,579,531

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(d)(e)(f) (cost $11,349,139)	11,349,139	11,349,139

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $578,391,547)		618,928,670

16 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(d)(e)(f) (cost $756,450)	756,450	$756,450

Total Investments – 98.8% (cost $579,147,997)		619,685,120
Other assets less liabilities – 1.2%		7,807,677

Net Assets – 100.0%		$627,492,797

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
MSCI EAFE Futures	96	March 2023	$9,357,120	$(171,360)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	1,850	GBP	1,506	01/18/2023	$(28,116)
Bank of America, NA	CAD	3,430	USD	2,516	01/19/2023	(17,088)
Bank of America, NA	USD	1,123	AUD	1,781	01/19/2023	90,402
Bank of America, NA	NOK	133,352	USD	13,407	02/03/2023	(222,564)
Bank of America, NA	SEK	9,803	USD	945	02/03/2023	3,788
Bank of America, NA	USD	1,478	NOK	14,407	02/03/2023	(5,150)
Bank of America, NA	USD	5,957	SEK	62,428	02/03/2023	36,802
Bank of America, NA	JPY	737,924	USD	5,585	02/09/2023	(65,708)
BNP Paribas SA	CAD	1,707	USD	1,275	01/19/2023	14,235
Brown Brothers Harriman & Co.	GBP	1,900	USD	2,335	01/18/2023	36,958
Brown Brothers Harriman & Co.	AUD	2,721	USD	1,801	01/19/2023	(52,906)
Brown Brothers Harriman & Co.	CAD	5,710	USD	4,254	01/19/2023	36,420
Brown Brothers Harriman & Co.	CAD	4,206	USD	3,089	01/19/2023	(17,743)
Brown Brothers Harriman & Co.	ILS	4,493	USD	1,280	01/19/2023	1,096
Brown Brothers Harriman & Co.	USD	932	CAD	1,272	01/19/2023	7,425
Brown Brothers Harriman & Co.	USD	930	ILS	3,164	01/19/2023	(29,287)
Brown Brothers Harriman & Co.	USD	1,252	NOK	12,452	02/03/2023	20,455
Brown Brothers Harriman & Co.	JPY	186,259	USD	1,372	02/09/2023	(54,098)
Brown Brothers Harriman & Co.	CHF	932	USD	1,011	03/01/2023	(3,704)
Citibank, NA	CAD	78,207	USD	57,308	01/19/2023	(456,759)
Citibank, NA	USD	32,513	AUD	51,243	01/19/2023	2,398,190
Citibank, NA	JPY	338,928	USD	2,569	02/09/2023	(26,441)
Citibank, NA	USD	32,974	JPY	4,555,098	02/09/2023	1,906,506
Citibank, NA	USD	3,859	EUR	3,607	02/27/2023	16,471

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	AUD	1,383	USD	950	01/19/2023	$7,861
Deutsche Bank AG	NOK	12,372	USD	1,242	02/03/2023	(22,133)
HSBC Bank USA	AUD	1,365	USD	902	01/19/2023	(28,151)
HSBC Bank USA	CAD	2,339	USD	1,750	01/19/2023	22,630
HSBC Bank USA	ILS	29,034	USD	8,323	01/19/2023	58,596
HSBC Bank USA	USD	1,399	AUD	2,060	01/19/2023	4,260
HSBC Bank USA	USD	1,005	CAD	1,367	01/19/2023	4,812
HSBC Bank USA	USD	937	ILS	3,307	01/19/2023	4,564
JPMorgan Chase Bank, NA	GBP	1,495	USD	1,811	01/18/2023	3,255
Morgan Stanley Capital Services LLC	USD	1,940	GBP	1,596	01/18/2023	(9,938)
Morgan Stanley Capital Services LLC	AUD	1,382	USD	943	01/19/2023	1,849
Morgan Stanley Capital Services LLC	USD	1,503	AUD	2,242	01/19/2023	24,618
Morgan Stanley Capital Services LLC	USD	2,246	JPY	304,781	02/09/2023	87,700
Morgan Stanley Capital Services LLC	EUR	7,902	USD	8,455	02/27/2023	(35,771)
Morgan Stanley Capital Services LLC	USD	1,583	EUR	1,484	02/27/2023	11,187
Morgan Stanley Capital Services LLC	USD	5,616	CHF	5,195	03/01/2023	37,632
Morgan Stanley Capital Services LLC	SGD	33,514	USD	24,894	03/02/2023	(150,532)
Royal Bank of Scotland PLC	USD	2,245	JPY	300,715	02/09/2023	57,846
Standard Chartered Bank	USD	20,127	GBP	16,805	01/18/2023	196,967
Standard Chartered Bank	TWD	149,610	USD	4,979	03/16/2023	73,719
UBS AG	GBP	933	USD	1,147	01/18/2023	18,269
UBS AG	GBP	1,490	USD	1,788	01/18/2023	(14,147)
UBS AG	CAD	3,201	USD	2,413	01/19/2023	48,771
UBS AG	USD	2,700	JPY	354,321	02/09/2023	13,611
UBS AG	EUR	2,955	USD	3,156	02/27/2023	(18,792)
UBS AG	USD	42,533	EUR	40,292	02/27/2023	759,405

						$4,747,272

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $25,592,040 or 4.1% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

18 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations: AUD – Australian Dollar CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound ILS – Israeli Shekel	JPY – Japanese Yen NOK – Norwegian Krone SEK – Swedish Krona SGD – Singapore Dollar TWD – New Taiwan Dollar USD – United States Dollar

Glossary:

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $567,042,408)	$607,579,531	(a)
Affiliated issuers (cost $12,105,589—including investment of cash collateral for securities loaned of $756,450)	12,105,589
Cash collateral due from broker	496,361
Foreign currencies, at value (cost $1,182,824)	1,198,637
Unrealized appreciation on forward currency exchange contracts	6,006,300
Unaffiliated dividends receivable	2,959,655
Receivable for capital stock sold	380,093
Affiliated dividends receivable	42,904

Total assets	630,769,070

Liabilities
Due to Custodian	400
Unrealized depreciation on forward currency exchange contracts	1,259,028
Payable for collateral received on securities loaned	756,450
Payable for capital stock redeemed	492,696
Advisory fee payable	345,348
Payable for investment securities purchased	131,235
Payable for variation margin on futures	90,024
Administrative fee payable	37,862
Transfer Agent fee payable	5,587
Distribution fee payable	1,502
Directors’ fee payable	644
Accrued expenses	155,497

Total liabilities	3,276,273

Net Assets	$627,492,797

Composition of Net Assets
Capital stock, at par	$5,302
Additional paid-in capital	614,074,874
Distributable earnings	13,412,621

	$627,492,797

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,812,356	494,839	$11.75	*

C	$286,346	24,910	$11.50

Advisor	$621,378,654	52,499,753	$11.84

Z	$15,441	1,305	$11.83

(a)	Includes securities on loan with a value of $726,842 (see Note E).

*	The maximum offering price per share for Class A shares was $12.27, which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $753,596)	$6,216,287
Affiliated issuers	248,393
Securities lending income	36,733
Interest	5,514	$6,506,927

Expenses
Advisory fee (see Note B)	1,935,509
Transfer agency—Class A	408
Transfer agency—Class C	29
Transfer agency—Advisor Class	36,593
Transfer agency—Class Z	1
Distribution fee—Class A	8,204
Distribution fee—Class C	1,268
Custody and accounting	97,485
Administrative	59,918
Registration fees	39,058
Audit and tax	36,036
Legal	18,781
Directors’ fees	13,255
Printing	6,722
Miscellaneous	18,686

Total expenses	2,271,953
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(38,033)

Net expenses		2,233,920

Net investment income		4,273,007

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(11,518,371)
Forward currency exchange contracts		(4,432,318)
Futures		138,126
Foreign currency transactions		262,293
Net change in unrealized appreciation (depreciation) on:
Investments		25,440,508
Forward currency exchange contracts		7,052,668
Futures		(74,880)
Foreign currency denominated assets and liabilities		137,899

Net gain on investment and foreign currency transactions		17,005,925

Net Increase in Net Assets from Operations		$21,278,932

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,273,007		$13,360,005
Net realized loss on investment and foreign currency transactions	(15,550,270)		(18,800,321)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	32,556,195		(96,953,395)

Net increase (decrease) in net assets from operations	21,278,932		(102,393,711)
Distributions to Shareholders
Class A	– 0	–	(19,280)
Advisor Class	– 0	–	(3,465,103)
Class Z	– 0	–	(115)
Capital Stock Transactions
Net increase	15,640,678		28,419,162

Total increase (decrease)	36,919,610		(77,459,047)
Net Assets
Beginning of period	590,573,187		668,032,234

End of period	$627,492,797		$590,573,187

See notes to financial statements.

22 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

24 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$28,680,508		$128,998,131		$	– 0	–	$157,678,639
Health Care	– 0	–	92,269,845			– 0	–	92,269,845
Information Technology	27,115,623		45,808,162			– 0	–	72,923,785
Industrials	7,999,711		63,268,052			– 0	–	71,267,763
Communication Services	7,543,499		57,552,434			– 0	–	65,095,933
Consumer Staples	13,933,097		39,718,862			– 0	–	53,651,959
Consumer Discretionary	– 0	–	35,441,583			– 0	–	35,441,583
Energy	– 0	–	25,335,401			– 0	–	25,335,401
Real Estate	– 0	–	16,127,137			– 0	–	16,127,137
Materials	– 0	–	10,686,156			– 0	–	10,686,156
Utilities	– 0	–	7,101,330			– 0	–	7,101,330
Short-Term Investments:
Investment Companies	11,349,139		– 0	–		– 0	–	11,349,139
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	756,450		– 0	–		– 0	–	756,450

Total Investments in Securities	97,378,027		522,307,093	+		– 0	–	619,685,120

26 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$6,006,300		$	– 0	–	$6,006,300
Liabilities
Futures		(171,360)		– 0	–		– 0	–	(171,360	)†
Forward Currency Exchange Contracts		– 0	–	(1,259,028)			– 0	–	(1,259,028)

Total		$97,206,667		$527,054,365		$	– 0	–	$624,261,032

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

28 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the six months ended December 31, 2022, such reimbursements/waivers amounted to $27,981. The Expense Caps may not be terminated by the Adviser before October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $59,918.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $29,183 for the six months ended December 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $14 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $9,866.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 6/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,753		$89,286	$100,690	$11,349	$248
Government Money Market Portfolio*	– 0	–	49,920	49,164	756	4

Total					$12,105	$252

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $288 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

30 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$147,727,807		$110,932,463
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$80,784,120
Gross unrealized depreciation	(35,671,085)

Net unrealized appreciation	$45,113,035

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended December 31, 2022, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

32 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended December 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$6,006,300	Unrealized depreciation on forward currency exchange contracts	$1,259,028

Equity contracts			Receivable/Payable for variation margin on futures	171,360	*

Total		$6,006,300		$1,430,388

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	$(4,432,318)	$7,052,668

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	138,126	(74,880)

Total		$(4,294,192)	$6,977,788

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$196,047,355
Average principal amount of sale contracts	$185,667,286
Futures:
Average notional amount of buy contracts	$11,051,059

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$130,992	$(130,992)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	14,235	– 0	–		– 0	–		– 0	–		14,235
Brown Brothers Harriman & Co.	102,354	(102,354)			– 0	–		– 0	–		– 0	–
Citibank, NA.	4,321,167	(483,200)			– 0	–		– 0	–		3,837,967

34 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Credit Suisse International	$7,861	$	– 0	–	$	– 0	–	$	– 0	–	$7,861
HSBC Bank USA.	94,862		(28,151)			– 0	–		– 0	–	66,711
JPMorgan Chase Bank, NA.	3,255		– 0	–		– 0	–		– 0	–	3,255
Morgan Stanley Capital Services LLC	162,986		(162,986)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	57,846		– 0	–		– 0	–		– 0	–	57,846
Standard Chartered Bank.	270,686		– 0	–		– 0	–		– 0	–	270,686
UBS AG	840,056		(32,939)			– 0	–		– 0	–	807,117

Total	$6,006,300		$(940,622)		$	– 0	–	$	– 0	–	$5,065,678	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA.	$338,626	$(130,992)	$	– 0	–	$	– 0	–	$207,634
Brown Brothers Harriman & Co.	157,738	(102,354)	– 0	–	– 0	–	55,384
Citibank, NA.	483,200	(483,200)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	22,133	– 0	–	– 0	–	– 0	–	22,133
HSBC Bank USA.	28,151	(28,151)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	196,241	(162,986)	– 0	–	– 0	–	33,255
UBS AG	32,939	(32,939)	– 0	–	– 0	–	– 0	–

Total	$1,259,028	$(940,622)	$	– 0	–	$	– 0	–	$318,406	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio,

36 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2022 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$726,842	$756,450	$	– 0	–	$32,788	$3,945	$186

*	As of December 31, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022

Class A
Shares sold	130,741		73,360	$1,488,477		$964,242

Shares issued in reinvestment of dividends	– 0	–	374	– 0	–	5,089

Shares redeemed	(169,489)		(373,365)	(1,801,610)		(5,037,756)

Net decrease	(38,748)		(299,631)	$(313,133)		$(4,068,425)

Class C
Shares sold	4,521		5,847	$50,199		$75,481

Shares redeemed	(1,649)		(5,977)	(18,870)		(78,930)

Net increase (decrease)	2,872		(130)	$31,329		$(3,449)

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022

Advisor Class
Shares sold	7,600,028		10,553,143	$85,924,980		$140,219,714

Shares issued in reinvestment of dividends	– 0	–	202,090	– 0	–	2,762,564

Shares redeemed	(6,201,404)		(8,452,761)	(70,004,093)		(110,494,887)

Net increase	1,398,624		2,302,472	$15,920,887		$32,487,391

Class Z
Shares sold	142		960	$1,617		$13,178

Shares issued in reinvestment of dividends	– 0	–	4	– 0	–	60

Shares redeemed	(2)		(701)	(22)		(9,593)

Net increase	140		263	$1,595		$3,645

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

38 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year.

40 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,484,498	$9,074,202

Total taxable distributions paid	$3,484,498	$9,074,202

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(18,791,824	)(a)
Other losses	(474,704	)(b)
Unrealized appreciation (depreciation)	11,400,217	(c)

Total accumulated earnings (deficit)	$(7,866,311)

(a)	As of June 30, 2022, the Fund had a net capital loss carryforward of $18,791,824.

(b)	As of June 30, 2022, the Fund had a qualified late-year ordinary loss deferral of $474,704.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund had a net short-term capital loss carryforward of $18,791,824, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

42 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.36	$ 13.36	$ 11.05	$ 11.70	$ 12.04	$ 11.04

Income From Investment Operations

Net investment income(a)(b)	.07	.21	.17	.25	.27	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	(2.18)	2.33	(.74)	(.33)	.93

Net increase (decrease) in net asset value from operations	.39	(1.97)	2.50	(.49)	(.06)	1.13

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.03)	(.19)	(.16)	(.16)	(.07)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)	(.06)

Total dividends and distributions	– 0	–	(.03)	(.19)	(.16)	(.28)	(.13)

Net asset value, end of period	$ 11.75	$ 11.36	$ 13.36	$ 11.05	$ 11.70	$ 12.04

Total Return

Total investment return based on net asset value(c)	3.34%	(14.79)%	22.81%	(4.33)%	(.28)%	10.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,812	$6,062	$11,136	$9,439	$1,344	$460

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	1.00	%(e)	.99%	1.04%	1.19%	1.20%	1.19%

Expenses, before waivers/reimbursements(d)†	1.01	%(e)	.99%	1.04%	1.27%	1.51%	1.93%

Net investment income(b)	1.27	%(e)	1.55%	1.39%	2.31%	2.38%	1.71%

Portfolio turnover rate	19%	35%	35%	39%	51%	53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 46.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.16	$ 13.20	$ 10.91	$ 11.60	$ 11.95	$ 11.01

Income From Investment Operations

Net investment income(a)(b)	.02	.14	.09	.06	.18	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	(2.18)	2.29	(.63)	(.32)	.93

Net increase (decrease) in net asset value from operations	.34	(2.04)	2.38	(.57)	(.14)	1.03

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.09)	(.12)	(.09)	(.03)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)	(.06)

Total dividends and distributions	– 0	–	– 0	–	(.09)	(.12)	(.21)	(.09)

Net asset value, end of period	$ 11.50	$ 11.16	$ 13.20	$ 10.91	$ 11.60	$ 11.95

Total Return

Total investment return based on net asset value(c)	2.96%	(15.45)%	21.89%	(5.01)%	(1.00)%	9.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$286	$246	$292	$190	$218	$118

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	1.75	%(e)	1.75%	1.79%	1.95%	1.95%	1.94%

Expenses, before waivers/reimbursements(d)†	1.77	%(e)	1.76%	1.81%	2.00%	2.28%	2.68%

Net investment income(b)	.43	%(e)	1.06%	.73%	.55%	1.56%	.88%

Portfolio turnover rate	19%	35%	35%	39%	51%	53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 46.

44 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.43	$ 13.46	$ 11.10	$ 11.74	$ 12.06	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.08	.26	.21	.20	.32	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(2.22)	2.35	(.67)	(.34)	.90

Net increase (decrease) in net asset value from operations	.41	(1.96)	2.56	(.47)	(.02)	1.15

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.07)	(.20)	(.17)	(.18)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)	(.06)

Total dividends and distributions	– 0	–	(.07)	(.20)	(.17)	(.30)	(.15)

Net asset value, end of period	$ 11.84	$ 11.43	$ 13.46	$ 11.10	$ 11.74	$ 12.06

Total Return

Total investment return based on net asset value(c)	3.50%	(14.66)%	23.26%	(4.14)%	.06%	10.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$621,379	$584,252	$656,592	$436,143	$201,875	$76,473

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.75	%(e)	.74%	.78%	.95%	.95%	.94%

Expenses, before waivers/reimbursements(d)†	.76	%(e)	.75%	.79%	.99%	1.26%	1.65%

Net investment income(b)	1.44	%(e)	1.96%	1.70%	1.74%	2.80%	2.12%

Portfolio turnover rate	19%	35%	35%	39%	51%	53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 46.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,		November 20, 2019(f) to June 30, 2020
			2022	2021

Net asset value, beginning of period	$ 11.43		$ 13.45	$ 11.10	$ 12.09

Income From Investment Operations

Net investment income(a)(b)	.08		.26	.16	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		(2.21)	2.39	(.94)

Net increase (decrease) in net asset value from operations	.40		(1.95)	2.55	(.82)

Less: Dividends

Dividends from net investment income	– 0	–	(.07)	(.20)	(.17)

Net asset value, end of period	$ 11.83		$ 11.43	$ 13.45	$ 11.10

Total Return

Total investment return based on net asset value(c)	3.50%		(14.60)%	23.17%	(6.91)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16		$13	$12	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.75	%(e)	.74%	.79%	.93	%(e)

Expenses, before waivers/reimbursements(d)†	.76	%(e)	.74%	.80%	.97	%(e)

Net investment income(b)	1.44	%(e)	1.93%	1.35%	1.76	%(e)

Portfolio turnover rate	19%		35%	35%	39%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00	%(e)

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018, such waiver amounted to 0.01%.

(e)	Annualized.

(f)	Commencement of distribution.

See notes to financial statements.

46 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Gary L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Kent W. Hargis(2), Vice President Brian Holland(2), Vice President Sammy Suzuki(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Investment Team. Messrs. Hargis, Holland and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 47

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

48 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 49

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Strategic Core Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the

50 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 51

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

52 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 53

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

54 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 55

NOTES

56 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ISCP-0152-1222

DEC    12.31.22

SEMI-ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 6, 2023

This report provides management’s discussion of fund performance for the AB Select US Equity Portfolio for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB SELECT US EQUITY PORTFOLIO

Class A Shares	4.02%	-13.74%

Class C Shares	3.62%	-14.34%

Advisor Class Shares[1]	4.19%	-13.48%

Class R Shares[1]	3.83%	-14.02%

Class K Shares[1]	4.04%	-13.77%

Class I Shares[1]	4.19%	-13.53%

S&P 500 Index	2.31%	-18.11%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2022.

During the six-month period, all share classes outperformed the benchmark, before sales charges. From a sector selection perspective, overweights to energy, financials and industrials contributed, relative to the benchmark, while underweights to materials, utilities and the Fund’s transactional cash balance detracted. Security selection within consumer discretionary, utilities and materials contributed, while selection within health care, energy and industrials detracted.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. From a sector selection perspective, an overweight to energy, an underweight to consumer discretionary and the Fund’s transactional cash balance contributed to returns, while underweights to utilities, materials and consumer staples detracted. Security selection within consumer discretionary, industrials and health care contributed, while selection within energy, consumer staples and utilities detracted.

The Fund did not use derivatives during either period.

2 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractive risk-adjusted returns from a flexible approach unconstrained by investment style, with an intense focus on downside risk. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this policy, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the

(continued on next page)

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 3

company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

4 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.74%	-17.42%

5 Years	9.57%	8.62%

10 Years	12.15%	11.66%

CLASS C SHARES

1 Year	-14.34%	-15.15%

5 Years	8.76%	8.76%

10 Years[1]	11.32%	11.32%

ADVISOR CLASS SHARES[2]

1 Year	-13.48%	-13.48%

5 Years	9.85%	9.85%

10 Years	12.43%	12.43%

CLASS R SHARES[2]

1 Year	-14.02%	-14.02%

5 Years	9.26%	9.26%

10 Years	11.84%	11.84%

CLASS K SHARES[2]

1 Year	-13.77%	-13.77%

5 Years	9.53%	9.53%

10 Years	12.08%	12.08%

CLASS I SHARES[2]

1 Year	-13.53%	-13.53%

5 Years	9.85%	9.85%

10 Years	12.44%	12.44%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.22%, 1.22%, 1.97%, 1.65% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 1.80% and 1.55% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-17.42%

5 Years	8.62%

10 Years	11.66%

CLASS C SHARES

1 Year	-15.15%

5 Years	8.76%

10 Years[1]	11.32%

ADVISOR CLASS SHARES[2]

1 Year	-13.48%

5 Years	9.85%

10 Years	12.43%

CLASS R SHARES[2]

1 Year	-14.02%

5 Years	9.26%

10 Years	11.84%

CLASS K SHARES[2]

1 Year	-13.77%

5 Years	9.53%

10 Years	12.08%

CLASS I SHARES[2]

1 Year	-13.53%

5 Years	9.85%

10 Years	12.44%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.20	$7.61	1.48%
Hypothetical**	$1,000	$1,017.74	$7.53	1.48%
Class C
Actual	$1,000	$1,036.20	$11.45	2.23%
Hypothetical**	$1,000	$1,013.96	$11.32	2.23%
Advisor Class
Actual	$1,000	$1,041.90	$6.33	1.23%
Hypothetical**	$1,000	$1,019.00	$6.26	1.23%
Class R
Actual	$1,000	$1,038.30	$9.25	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Class K
Actual	$1,000	$1,040.40	$7.97	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class I
Actual	$1,000	$1,041.90	$6.33	1.23%
Hypothetical**	$1,000	$1,019.00	$6.26	1.23%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $208.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Berkshire Hathaway, Inc. – Class B	$14,349,949	6.9%

Microsoft Corp.	11,199,354	5.4

Apple, Inc.	9,323,777	4.5

PepsiCo, Inc.	7,788,072	3.7

Johnson & Johnson	7,277,627	3.5

Alphabet, Inc. – Class A	7,010,580	3.4

Procter & Gamble Co. (The)	6,871,124	3.3

UnitedHealth Group, Inc.	6,689,281	3.2

Visa, Inc. – Class A	6,215,140	3.0

Exxon Mobil Corp.	5,279,399	2.5

	$82,004,303	39.4%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Information Technology – 18.0%
Communications Equipment – 1.1%
Motorola Solutions, Inc.	8,614	$2,219,914

IT Services – 3.2%
PayPal Holdings, Inc.(a)	5,709	406,595
Visa, Inc. – Class A	29,915	6,215,140

		6,621,735

Semiconductors & Semiconductor Equipment – 3.0%
Advanced Micro Devices, Inc.(a)	13,917	901,404
Broadcom, Inc.	2,995	1,674,594
NVIDIA Corp.	9,645	1,409,520
NXP Semiconductors NV	5,890	930,797
QUALCOMM, Inc.	13,318	1,464,181

		6,380,496

Software – 6.2%
Microsoft Corp.	46,699	11,199,354
Oracle Corp.	21,186	1,731,744

		12,931,098

Technology Hardware, Storage & Peripherals – 4.5%
Apple, Inc.	71,760	9,323,777

		37,477,020

Financials – 16.9%
Banks – 5.5%
Bank of America Corp.	33,611	1,113,197
Fifth Third Bancorp	84,138	2,760,568
PNC Financial Services Group, Inc. (The)	27,529	4,347,930
Wells Fargo & Co.	78,418	3,237,879

		11,459,574

Capital Markets – 3.6%
Charles Schwab Corp. (The)	38,157	3,176,952
Goldman Sachs Group, Inc. (The)	3,717	1,276,343
Jefferies Financial Group, Inc.	41,684	1,428,928
S&P Global, Inc.	4,883	1,635,512

		7,517,735

Diversified Financial Services – 6.9%
Berkshire Hathaway, Inc. – Class B(a)	46,455	14,349,949

Insurance – 0.9%
Progressive Corp. (The)	14,064	1,824,241

		35,151,499

Health Care – 16.4%
Health Care Providers & Services – 6.1%
HCA Healthcare, Inc.	8,817	2,115,727

12 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Humana, Inc.	7,698	$3,942,839
UnitedHealth Group, Inc.	12,617	6,689,281

		12,747,847

Life Sciences Tools & Services – 2.5%
Danaher Corp.	5,833	1,548,195
Thermo Fisher Scientific, Inc.	6,433	3,542,589

		5,090,784

Pharmaceuticals – 7.8%
Eli Lilly & Co.	4,340	1,587,746
Johnson & Johnson	41,198	7,277,627
Merck & Co., Inc.	21,714	2,409,168
Pfizer, Inc.	98,090	5,026,131

		16,300,672

		34,139,303

Industrials – 10.9%
Aerospace & Defense – 2.9%
Boeing Co. (The)(a)	10,027	1,910,043
Northrop Grumman Corp.	2,244	1,224,349
Raytheon Technologies Corp.	28,454	2,871,578

		6,005,970

Commercial Services & Supplies – 1.0%
Republic Services, Inc.	16,606	2,142,008

Industrial Conglomerates – 2.1%
Honeywell International, Inc.	20,214	4,331,860

Machinery – 1.1%
Deere & Co.	5,188	2,224,407

Road & Rail – 3.8%
CSX Corp.	66,082	2,047,220
Norfolk Southern Corp.	12,356	3,044,766
Union Pacific Corp.	14,007	2,900,429

		7,992,415

		22,696,660

Consumer Staples – 9.2%
Beverages – 3.8%
PepsiCo, Inc.	43,109	7,788,072

Food & Staples Retailing – 2.1%
Costco Wholesale Corp.	3,051	1,392,782
Kroger Co. (The)	68,535	3,055,290

		4,448,072

Household Products – 3.3%
Procter & Gamble Co. (The)	45,336	6,871,124

		19,107,268

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 9.0%
Energy Equipment & Services – 0.4%
Schlumberger NV	14,934	$798,372

Oil, Gas & Consumable Fuels – 8.6%
Chevron Corp.	26,056	4,676,791
EOG Resources, Inc.	39,643	5,134,561
EQT Corp.	18,654	631,065
Exxon Mobil Corp.	47,864	5,279,399
Occidental Petroleum Corp.	34,232	2,156,274

		17,878,090

		18,676,462

Consumer Discretionary – 6.8%
Hotels, Restaurants & Leisure – 3.6%
Booking Holdings, Inc.(a)	2,203	4,439,662
McDonald’s Corp.	11,746	3,095,423

		7,535,085

Internet & Direct Marketing Retail – 1.7%
Amazon.com, Inc.(a)	41,757	3,507,588

Specialty Retail – 1.5%
Home Depot, Inc. (The)	10,159	3,208,822

		14,251,495

Communication Services – 6.8%
Diversified Telecommunication Services – 0.7%
Comcast Corp. – Class A	41,610	1,455,102

Entertainment – 0.4%
Walt Disney Co. (The)(a)	10,324	896,949

Interactive Media & Services – 4.2%
Alphabet, Inc. – Class A(a)	79,458	7,010,580
Meta Platforms, Inc. – Class A(a)	13,845	1,666,107

		8,676,687

Wireless Telecommunication Services – 1.5%
T-Mobile US, Inc.(a)	21,843	3,058,020

		14,086,758

Utilities – 1.6%
Electric Utilities – 1.6%
NextEra Energy, Inc.	39,366	3,290,998

Materials – 1.1%
Chemicals – 1.1%
FMC Corp.	19,075	2,380,560

14 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Real Estate – 0.9%
Equity Real Estate Investment Trusts (REITs) – 0.9%
SBA Communications Corp.		7,076	$1,983,474

Total Common Stocks (cost $150,739,677)			203,241,497

SHORT-TERM INVESTMENTS – 3.8%
Investment Companies – 3.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(b)(c)(d) (cost $7,694,165)		7,694,165	7,694,165

		Principal Amount (000)
Time Deposits – 0.1%
ANZ, London 2.30%, 01/03/2023	GBP	41	50,062
Citibank, London 1.10%, 01/02/2023	EUR	35	37,432
Hong Kong & Shanghai Bank, Hong Kong 2.47%, 01/03/2023	HKD	153	19,636
Royal Bank of Canada, Toronto 3.06%, 01/03/2023	CAD	5	3,880
Sumitomo, Tokyo (0.33)%, 01/04/2023	JPY	1,517	11,562

Total Time Deposits (cost $122,572)			122,572

Total Short-Term Investments (cost $7,816,737)			7,816,737

Total Investments – 101.4% (cost $158,556,414)			211,058,234
Other assets less liabilities – (1.4)%			(3,013,245)

Net Assets – 100.0%			$208,044,989

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $150,862,249)	$203,364,069
Affiliated issuers (cost $7,694,165)	7,694,165
Cash	30
Foreign currencies, at value (cost $169)	152
Receivable for investment securities sold	5,673,767
Receivable for capital stock sold	576,620
Unaffiliated dividends receivable	157,168
Affiliated dividends receivable	20,454

Total assets	217,486,425

Liabilities
Payable for investment securities purchased	7,527,039
Payable for capital stock redeemed	1,633,761
Advisory fee payable	178,857
Administrative fee payable	21,718
Distribution fee payable	13,403
Transfer Agent fee payable	1,764
Directors’ fee payable	262
Accrued expenses	64,632

Total liabilities	9,441,436

Net Assets	$208,044,989

Composition of Net Assets
Capital stock, at par	$1,289
Additional paid-in capital	167,384,278
Distributable earnings	40,659,422

$208,044,989

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,178,673	1,428,791	$16.22	*

C	$8,222,386	571,073	$14.40

Advisor	$169,268,016	10,424,678	$16.24

R	$2,633,734	170,679	$15.43

K	$1,102,049	69,062	$15.96

I	$3,640,131	227,657	$15.99

*	The maximum offering price per share for Class A shares was $16.94, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,962)	$1,799,642
Affiliated issuers	79,245
Interest	565
Securities lending income	5	$1,879,457

Expenses
Advisory fee (see Note B)	1,082,646
Distribution fee—Class A	27,515
Distribution fee—Class C	40,188
Distribution fee—Class R	2,823
Distribution fee—Class K	1,453
Transfer agency—Class A	2,678
Transfer agency—Class C	1,118
Transfer agency—Advisor Class	21,842
Transfer agency—Class R	1,487
Transfer agency—Class K	1,201
Transfer agency—Class I	514
Registration fees	50,232
Custody and accounting	49,529
Administrative	46,950
Audit and tax	28,262
Legal	19,758
Directors’ fees	10,414
Printing	7,976
Miscellaneous	10,401

Total expenses	1,406,987
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(4,195)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(565)

Net expenses		1,402,227

Net investment income		477,230

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(1,400,343)
Foreign currency transactions		(9)
Net change in unrealized appreciation (depreciation) on:
Investments		8,687,865
Foreign currency denominated assets and liabilities		742

Net gain on investment and foreign currency transactions		7,288,255

Net Increase in Net Assets from Operations		$7,765,485

See notes to financial statements.

18 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$477,230	$578,938
Net realized gain (loss) on investment and foreign currency transactions	(1,400,352)	22,064,113
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	8,688,607	(41,355,717)

Net increase (decrease) in net assets from operations	7,765,485	(18,712,666)
Distributions to Shareholders
Class A	(1,334,256)	(4,092,213)
Class C	(562,346)	(1,967,369)
Advisor Class	(10,451,005)	(37,427,860)
Class R	(166,354)	(9,260)
Class K	(62,225)	(260,189)
Class I	(239,806)	(1,146,107)
Capital Stock Transactions
Net increase	4,130,958	55,805,766

Total decrease	(919,549)	(7,809,898)
Net Assets
Beginning of period	208,964,538	216,774,436

End of period	$208,044,989	$208,964,538

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

20 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

22 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$203,241,497		$	– 0	–	$	– 0	–	$203,241,497
Short-Term Investments:
Investment Companies	7,694,165			– 0	–		– 0	–	7,694,165
Time Deposits	– 0	–		122,572			– 0	–	122,572

Total Investments in Securities	210,935,662			122,572			– 0	–	211,058,234
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$210,935,662			$122,572		$	– 0	–	$211,058,234

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income,

24 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2022, such reimbursements/waivers amounted to $1,104. The Expense Caps may not be terminated before October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $46,950.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $16,694 for the six months ended December 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,493 from the sale of Class A shares and received $26 and $379 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $3,089.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 6/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$6,757		$63,794	$62,857	$7,694		$79
Government Money Market Portfolio*	– 0	–	1,860	1,860	– 0	–	0	**

Total					$7,694		$79

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

26 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. As of November 1, 2021, with respect to class R, payments to the Distributor are voluntarily being limited to .40% of the average net assets attributable to Class R. For the six months ended December 31, 2022, such waiver amounted to $565. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $137,435, $950 and $3,201 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$235,464,531		$241,494,491
U.S. government securities	– 0	–	– 0	–

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$53,798,813
Gross unrealized depreciation	(1,296,993)

Net unrealized appreciation	$52,501,820

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

28 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2022 is as follows:

									Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers		Income Earned	Advisory Fee Waived
$ – 0 –	$	– 0	–	$	– 0	–	$0	**	$5	$2

*	As of December 31, 2022.

**	Amount is less than $1.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022

Class A
Shares sold	272,697	300,184	$4,561,371	$5,933,192

Shares issued in reinvestment of dividends and distributions	76,165	186,375	1,247,584	3,679,042

Shares converted from Class C	22,665	88,379	388,052	1,859,426

Shares redeemed	(142,420)	(221,004)	(2,451,343)	(4,359,660)

Net increase	229,107	353,934	$3,745,664	$7,112,000

Class C
Shares sold	123,460	125,190	$1,879,130	$2,232,432

Shares issued in reinvestment of distributions	34,024	99,213	495,052	1,761,040

Shares converted to Class A	(25,372)	(97,349)	(388,052)	(1,859,426)

Shares redeemed	(75,627)	(65,605)	(1,127,440)	(1,145,007)

Net increase	56,485	61,449	$858,690	$989,039

30 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022

Advisor Class
Shares sold	1,155,688	1,801,515	$20,139,778	$33,926,672

Shares issued in reinvestment of dividends and distributions	435,669	1,747,540	7,144,971	34,513,913

Shares redeemed	(1,791,802)	(1,069,684)	(30,086,877)	(21,023,894)

Net increase (decrease)	(200,445)	2,479,371	$(2,802,128)	$47,416,691

Class R
Shares sold	153,093	7,334	$2,369,572	$116,360

Shares issued in reinvestment of dividends and distributions	10,640	375	165,877	7,091

Shares redeemed	(1,384)	(1,866)	(21,583)	(34,548)

Net increase	162,349	5,843	$2,513,866	$88,903

Class K
Shares sold	5,006	22,657	$83,742	$423,057

Shares issued in reinvestment of distributions	3,860	13,405	62,224	260,187

Shares redeemed	(20,419)	(19,198)	(340,906)	(408,246)

Net increase (decrease)	(11,553)	16,864	$(194,940)	$274,998

Class I
Shares sold	– 0	–	2,507	$	– 0	–	$45,558

Shares issued in reinvestment of dividends and distributions	14,849	58,865	239,806	1,146,105

Shares redeemed	(14,475)	(76,200)	(230,000)	(1,267,528)

Net increase (decrease)	374	(14,828)	$9,806	$(75,865)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding

32 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$21,460,603	$3,316,984
Net long-term capital gains	23,442,395	2,808,621

Total taxable distributions paid	$44,902,998	$6,125,605

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$468,507
Undistributed capital gains	12,967,031
Unrealized appreciation (depreciation)	32,274,391	(a)

Total accumulated earnings (deficit)	$45,709,929

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

34 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.56	$ 22.32	$ 16.19	$ 16.81	$ 17.15	$ 16.54

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	.02	(.03)	.05	.05	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	(1.06)	6.76	.68	1.32	2.39
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.68	(1.04)	6.73	.73	1.37	2.44

Less: Dividends and Distributions

Dividends from net investment income	(.04)	– 0	–	– 0	–	(.07)	(.05)	(.03)

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(1.02)	(4.72)	(.60)	(1.35)	(1.71)	(1.83)

Net asset value, end of period	$ 16.22	$ 16.56	$ 22.32	$ 16.19	$ 16.81	$ 17.15

Total Return

Total investment return based on net asset value(d)*	4.02%	(8.03)%	42.31%	4.18%	9.08%	15.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,179	$19,869	$18,875	$11,699	$10,765	$12,060

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.48	%(e)	1.47%	1.51%	1.53%	1.50%	1.45%

Expenses, before waivers/reimbursements†	1.48	%(e)	1.47%	1.51%	1.53%	1.50%	1.46%

Net investment income (loss)(b)	.26	%(e)	.08%	(.13)%	.28%	.28%	.31%

Portfolio turnover rate	114%	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

36 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.83	$ 20.57	$ 15.07	$ 15.78	$ 16.28	$ 15.87

Income From Investment Operations

Net investment loss(a)(b)	(.04)	(.13)	(.16)	(.07)	(.07)	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59	(.89)	6.26	.64	1.23	2.28
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55	(1.02)	6.10	.57	1.16	2.21

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Net asset value, end of period	$ 14.40	$ 14.83	$ 20.57	$ 15.07	$ 15.78	$ 16.28

Total Return

Total investment return based on net asset value(d)*	3.62%	(8.69)%	41.25%	3.36%	8.27%	14.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,222	$7,629	$9,319	$8,437	$11,463	$12,825

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	2.23	%(e)	2.22%	2.26%	2.27%	2.25%	2.21%

Expenses, before waivers/reimbursements†	2.24	%(e)	2.22%	2.27%	2.28%	2.25%	2.21%

Net investment loss(b)	(.49	)%(e)	(.68)%	(.88)%	(.45)%	(.47)%	(.45)%

Portfolio turnover rate	114%	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.59	$ 22.32	$ 16.17	$ 16.78	$ 17.14	$ 16.53

Income From Investment Operations

Net investment income(a)(b)	.04	.07	.03	.09	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67	(1.07)	6.74	.69	1.31	2.38
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.71	(1.00)	6.77	.78	1.40	2.48

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.01)	(.02)	(.11)	(.10)	(.07)

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(1.06)	(4.73)	(.62)	(1.39)	(1.76)	(1.87)

Net asset value, end of period	$ 16.24	$ 16.59	$ 22.32	$ 16.17	$ 16.78	$ 17.14

Total Return

Total investment return based on net asset value(d)*	4.19%	(7.82)%	42.63%	4.44%	9.34%	15.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$169,268	$176,306	$181,782	$172,643	$196,566	$186,570

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.23	%(e)	1.22%	1.26%	1.27%	1.25%	1.20%

Expenses, before waivers/reimbursements†	1.23	%(e)	1.22%	1.26%	1.27%	1.25%	1.21%

Net investment income(b)	.51	%(e)	.33%	.13%	.54%	.53%	.56%

Portfolio turnover rate	114%	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

38 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 15.85	$ 21.60	$ 15.73	$ 16.37	$ 16.76	$ 16.22

Income From Investment Operations

Net investment income (loss)(a)(b)	.00	(c)	(.05)	(.08)	.00	(c)	(.00	)(c)	.00	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	(.98)	6.55	.67	1.28	2.34
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.62	(1.03)	6.47	.67	1.28	2.34

Less: Dividends and Distributions

Dividends from net investment income	(.06)	– 0	–	– 0	–	(.03)	(.01)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(1.04)	(4.72)	(.60)	(1.31)	(1.67)	(1.80)

Net asset value, end of period	$ 15.43	$ 15.85	$ 21.60	$ 15.73	$ 16.37	$ 16.76

Total Return

Total investment return based on net asset value(d)*	3.83%	(8.32)%	41.95%	3.87%	8.77%	14.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,634	$132	$54	$23	$19	$17

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.80	%(e)	1.80%	1.80%	1.80%	1.78%	1.76%

Expenses, before waivers/reimbursements†	1.98	%(e)	1.97%	1.88%	1.86%	1.78%	1.76%

Net investment income (loss)(b)	.03	%(e)	(.26)%	(.43)%	.01%	(.02)%	.01%

Portfolio turnover rate	114%	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,
			2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 16.27		$ 22.02		$ 15.99		$ 16.59	$ 16.92		$ 16.33

Income From Investment Operations

Net investment income (loss)(a)(b)	.01		(.00	)(c)	(.03)		.04	.03		.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		(1.03)		6.66		.68	1.30		2.35
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67		(1.03)		6.63		.72	1.33		2.39

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.98)		(4.72)		(.60)		(1.28)	(1.66)		(1.80)

Total dividends and distributions	(.98)		(4.72)		(.60)		(1.32)	(1.66)		(1.80)

Net asset value, end of period	$ 15.96		$ 16.27		$ 22.02		$ 15.99	$ 16.59		$ 16.92

Total Return

Total investment return based on net asset value(d)*	4.04%		(8.15)%		42.28%		4.16%	8.99%		14.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,102		$1,312		$1,404		$1,028	$875		$2,806

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.55	%(e)	1.55%		1.55%		1.55%	1.55%		1.54%

Expenses, before waivers/reimbursements†	1.66	%(e)	1.65%		1.69%		1.70%	1.66%		1.63%

Net investment income (loss)(b)	.15	%(e)	(.00	)%(c)	(.17)%		.26%	.18%		.22%

Portfolio turnover rate	114%		197%		148%		183%	209%		236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%		.00%		.00%	.02%		.02%

See footnote summary on page 42.

40 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.35	$ 22.06	$ 15.99	$ 16.60	$ 16.97	$ 16.38

Income From Investment Operations

Net investment income(a)(b)	.04	.06	.02	.09	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	(1.04)	6.67	.68	1.30	2.36
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.70	(.98)	6.69	.77	1.39	2.46

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.01)	(.02)	(.10)	(.10)	(.07)

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(1.06)	(4.73)	(.62)	(1.38)	(1.76)	(1.87)

Net asset value, end of period	$ 15.99	$ 16.35	$ 22.06	$ 15.99	$ 16.60	$ 16.97

Total Return

Total investment return based on net asset value(d)*	4.19%	(7.82)%	42.62%	4.45%	9.38%	15.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,640	$3,717	$5,340	$4,244	$5,401	$39,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.23	%(e)	1.21%	1.26%	1.26%	1.23%	1.21%

Expenses, before waivers/reimbursements†	1.23	%(e)	1.22%	1.26%	1.27%	1.24%	1.22%

Net investment income(b)	.50	%(e)	.32%	.13%	.56%	.55%	.57%

Portfolio turnover rate	114%	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended June 30, 2022, June 30, 2020 and June 30, 2018 by 0.02%, 0.03% and 0.02%, respectively.

See notes to financial statements.

42 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

44 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

46 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

48 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 49

that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

50 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 51

NOTES

52 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0152-1222

DEC    12.31.22

SEMI-ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 6, 2023

This report provides management’s discussion of fund performance for the AB Select US Long/Short Portfolio for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB SELECT US LONG/SHORT PORTFOLIO

Class A Shares	0.05%	-10.16%

Class C Shares	-0.29%	-10.81%

Advisor Class Shares[1]	0.21%	-9.87%

Class R Shares[1]	-0.02%	-10.33%

Class K Shares[1]	0.13%	-9.93%

Class I Shares[1]	0.21%	-9.90%

S&P 500 Index	2.31%	-18.11%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2022.

During the six-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 29% to 52%, ending the period at 42%. The Fund’s below-market exposure led to underperformance, relative to the fully invested benchmark. Security selection within the Fund’s long holdings contributed to absolute returns, while selection within the Fund’s short holdings had a neutral impact. Within the Fund’s long holdings, selection within industrials, financials and energy contributed, while selection within communication services, technology and real estate detracted. Within the Fund’s short holdings, selection within consumer discretionary, financials and real estate contributed, while the Fund’s market hedges detracted.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 29% to 52%, ending the period at 42%. The Fund’s below-market

2 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

exposure led to outperformance, relative to the fully invested benchmark. Security selection within both the Fund’s long and short holdings contributed to absolute returns. Within the Fund’s long holdings, selection within energy, industrials and health care contributed to absolute returns, while selection within technology, communication services and consumer discretionary detracted. Within the Fund’s short holdings, selection within consumer discretionary, financials and real estate contributed, while the Fund’s market hedges and selection within health care detracted.

The Fund used derivatives in the form of futures for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on absolute returns, using a flexible approach to participate in market upside while seeking to mitigate the downside. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth

(continued on next page)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 3

potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by

(continued on next page)

4 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

6 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.16%	-14.00%

5 Years	5.84%	4.93%

10 Years	6.75%	6.29%

CLASS C SHARES

1 Year	-10.81%	-11.64%

5 Years	5.06%	5.06%

10 Years[1]	5.97%	5.97%

ADVISOR CLASS SHARES[2]

1 Year	-9.87%	-9.87%

5 Years	6.12%	6.12%

10 Years	7.03%	7.03%

CLASS R SHARES[2]

1 Year	-10.33%	-10.33%

5 Years	5.56%	5.56%

10 Years	6.49%	6.49%

CLASS K SHARES[2]

1 Year	-9.93%	-9.93%

5 Years	5.91%	5.91%

10 Years	6.79%	6.79%

CLASS I SHARES[2]

1 Year	-9.90%	-9.90%

5 Years	6.14%	6.14%

10 Years	7.06%	7.06%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.89%, 2.64%, 1.64%, 2.22%, 1.86% and 1.60% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 2.15% for Class R shares. These waivers/reimbursements may not be terminated before October 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.00%

5 Years	4.93%

10 Years	6.29%

CLASS C SHARES

1 Year	-11.64%

5 Years	5.06%

10 Years[1]	5.97%

ADVISOR CLASS SHARES[2]

1 Year	-9.87%

5 Years	6.12%

10 Years	7.03%

CLASS R SHARES[2]

1 Year	-10.33%

5 Years	5.56%

10 Years	6.49%

CLASS K SHARES[2]

1 Year	-9.93%

5 Years	5.91%

10 Years	6.79%

CLASS I SHARES[2]

1 Year	-9.90%

5 Years	6.14%

10 Years	7.06%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,000.50	$9.33	1.85%	$9.58	1.90%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%	$9.65	1.90%
Class C
Actual	$1,000	$997.10	$13.09	2.60%	$13.34	2.65%
Hypothetical**	$1,000	$1,012.10	$13.19	2.60%	$13.44	2.65%
Advisor Class
Actual	$1,000	$1,002.10	$8.07	1.60%	$8.33	1.65%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%	$8.39	1.65%
Class R
Actual	$1,000	$999.80	$10.79	2.14%	$11.04	2.19%
Hypothetical**	$1,000	$1,014.42	$10.87	2.14%	$11.12	2.19%
Class K
Actual	$1,000	$1,001.30	$8.22	1.63%	$8.47	1.68%
Hypothetical**	$1,000	$1,016.99	$8.29	1.63%	$8.54	1.68%
Class I
Actual	$1,000	$1,002.10	$7.82	1.55%	$8.07	1.60%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%	$8.13	1.60%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,513.3

SECTOR BREAKDOWN1

	Long	Short

Communication Services	3.0%	(0.1)%

Consumer Discretionary	3.0	(0.4)

Consumer Staples	4.0	(0.0)

Energy	4.0	—

Financials	7.5	(0.2)

Funds and Investment Trusts	—	(0.5)

Health Care	7.2	(0.2)

Industrials	4.9	(0.0)

Information Technology	8.2	(0.0)

Materials	0.5	(0.1)

Real Estate	0.4	(0.1)

Utilities	0.7	—

TEN LARGEST HOLDINGS1

Long		Short
Company		Company

Berkshire Hathaway, Inc. – Class B	3.0%	iShares 20+ Year Treasury Bond ETF	(0.3)%

Microsoft Corp.	2.4	Invesco CurrencyShares Euro Currency Trust	(0.2)

Apple, Inc.	2.0	Avery Dennison Corp.	(0.1)

PepsiCo, Inc.	1.6	Zoetis, Inc.	(0.1)

Johnson & Johnson	1.5	Hasbro, Inc.	(0.1)

Alphabet, Inc. – Class A	1.5	Paramount Global – Class B	(0.1)

Procter & Gamble Co. (The)	1.5	Rivian Automotive, Inc.	(0.1)

UnitedHealth Group, Inc.	1.4	T Rowe Price Group, Inc.	(0.1)

Visa, Inc. – Class A	1.3	SoFi Technologies, Inc.	(0.1)

Exxon Mobil Corp.	1.1	IQVIA Holdings, Inc.	(0.1)

1	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 43.4%
Information Technology – 8.2%
Communications Equipment – 0.5%
Motorola Solutions, Inc.	27,577	$7,106,869

IT Services – 1.4%
PayPal Holdings, Inc.(a)	18,278	1,301,759
Visa, Inc. – Class A(b)	95,769	19,896,967

		21,198,726

Semiconductors & Semiconductor Equipment – 1.4%
Advanced Micro Devices, Inc.(a)	44,554	2,885,762
Broadcom, Inc.	9,591	5,362,616
NVIDIA Corp.	30,911	4,517,333
NXP Semiconductors NV	18,857	2,979,972
QUALCOMM, Inc.(b)	42,636	4,687,402

		20,433,085

Software – 2.7%
Microsoft Corp.(b)	149,517	35,857,167
Oracle Corp.(b)	67,827	5,544,179

		41,401,346

Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.(b)	229,903	29,871,297
Epic Games, Inc.(a)(c)(d)	5,074	4,112,477

		33,983,774

		124,123,800

Financials – 7.5%
Banks – 2.4%
Bank of America Corp.	107,604	3,563,844
Fifth Third Bancorp	269,354	8,837,505
PNC Financial Services Group, Inc. (The)	88,132	13,919,568
Wells Fargo & Co.(b)	251,040	10,365,442

		36,686,359

Capital Markets – 1.6%
Charles Schwab Corp. (The)	122,154	10,170,542
Goldman Sachs Group, Inc. (The)	11,907	4,088,625
Jefferies Financial Group, Inc.	133,446	4,574,529
S&P Global, Inc.	15,636	5,237,122

		24,070,818

Consumer Finance – 0.1%
Stripe, Inc.(a)(c)(d)	24,598	728,716

Diversified Financial Services – 3.0%
Berkshire Hathaway, Inc. – Class B(a)	148,720	45,939,608

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 0.4%
Progressive Corp. (The)	45,025	$5,840,193

		113,265,694

Health Care – 7.2%
Health Care Providers & Services – 2.7%
HCA Healthcare, Inc.	28,231	6,774,311
Humana, Inc.	24,648	12,624,459
UnitedHealth Group, Inc.	40,393	21,415,560

		40,814,330

Life Sciences Tools & Services – 1.1%
Danaher Corp.	18,676	4,956,984
Thermo Fisher Scientific, Inc.	20,594	11,340,910

		16,297,894

Pharmaceuticals – 3.4%
Eli Lilly & Co.	13,898	5,084,444
Johnson & Johnson(b)	131,890	23,298,369
Merck & Co., Inc.	69,515	7,712,689
Pfizer, Inc.(b)	314,017	16,090,231

		52,185,733

		109,297,957

Industrials – 4.9%
Aerospace & Defense – 1.3%
Boeing Co. (The)(a)	32,104	6,115,491
Northrop Grumman Corp.	7,187	3,921,299
Raytheon Technologies Corp.	91,093	9,193,106

		19,229,896

Commercial Services & Supplies – 0.4%
Republic Services, Inc.	53,165	6,857,753

Construction & Engineering – 0.1%
WillScot Mobile Mini Holdings Corp.(a)	44,663	2,017,428

Industrial Conglomerates – 0.9%
Honeywell International, Inc.	64,713	13,867,996

Machinery – 0.5%
Deere & Co.	16,613	7,122,990

Road & Rail – 1.7%
CSX Corp.	211,552	6,553,881
Norfolk Southern Corp.	39,560	9,748,375
Union Pacific Corp.	44,844	9,285,847

		25,588,103

		74,684,166

14 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 4.0%
Beverages – 1.6%
PepsiCo, Inc.	138,002	$24,931,441

Food & Staples Retailing – 0.9%
Costco Wholesale Corp.	9,772	4,460,918
Kroger Co. (The)	219,406	9,781,120

		14,242,038

Household Products – 1.5%
Procter & Gamble Co. (The)	145,136	21,996,812

		61,170,291

Energy – 4.0%
Energy Equipment & Services – 0.2%
Schlumberger NV	47,812	2,556,029

Oil, Gas & Consumable Fuels – 3.8%
Chevron Corp.(b)	83,415	14,972,158
EOG Resources, Inc.(b)	126,912	16,437,642
EQT Corp.	59,720	2,020,328
Exxon Mobil Corp.	153,229	16,901,159
Occidental Petroleum Corp.	109,590	6,903,074

		57,234,361

		59,790,390

Consumer Discretionary – 3.0%
Hotels, Restaurants & Leisure – 1.6%
Booking Holdings, Inc.(a)	7,058	14,223,846
McDonald’s Corp.	37,605	9,910,046

		24,133,892

Internet & Direct Marketing Retail – 0.7%
Amazon.com, Inc.(a)(b)	133,989	11,255,076

Specialty Retail – 0.7%
Home Depot, Inc. (The)(b)	32,537	10,277,137

		45,666,105

Communication Services – 3.0%
Diversified Telecommunication Services – 0.3%
Comcast Corp. – Class A	133,229	4,659,018

Entertainment – 0.2%
Walt Disney Co. (The)(a)(b)	33,081	2,874,077

Interactive Media & Services – 1.8%
Alphabet, Inc. – Class A(a)	254,369	22,442,977
Meta Platforms, Inc. – Class A(a)(b)	44,337	5,335,515

		27,778,492

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.(a)	69,926	$9,789,640

		45,101,227

Utilities – 0.7%
Electric Utilities – 0.7%
NextEra Energy, Inc.	126,027	10,535,857

Materials – 0.5%
Chemicals – 0.5%
FMC Corp.	61,067	7,621,162

Real Estate – 0.4%
Equity Real Estate Investment Trusts (REITs) – 0.4%
SBA Communications Corp.	22,657	6,350,984

Total Common Stocks (cost $659,935,009)		657,607,633

WARRANTS – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Pershing Square Holdings Ltd., – Class A, expiring 07/24/2025(a)(c)(d) (cost $52,400)	9,228	– 0	–

SHORT-TERM INVESTMENTS – 55.0%
Investment Companies – 54.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio –Class AB, 4.12%(e)(f)(g) (cost $824,389,849)	824,389,849	824,389,849

	Principal Amount (000)
U.S. Treasury Bills – 0.5%
United States – 0.5%
U.S. Treasury Bill Zero Coupon, 02/07/2023 (cost $6,970,766)	$7,000	6,973,322

Total Short-Term Investments (cost $831,360,615)		831,363,171

Total Investments Before Securities Sold Short – 98.4% (cost $1,491,348,024)		1,488,970,804

16 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (1.6)%
COMMON STOCKS – (1.1)%
Consumer Discretionary – (0.4)%
Automobiles – (0.1)%
Lucid Group, Inc.(a)	(84,874)	$(579,689)
Rivian Automotive, Inc.(a)	(63,267)	(1,166,011)

		(1,745,700)

Hotels, Restaurants & Leisure – (0.1)%
DraftKings, Inc. – Class A(a)	(34,493)	(392,875)
Membership Collective Group, Inc. – Class A(a)	(177,820)	(665,047)

		(1,057,922)

Leisure Products – (0.1)%
Hasbro, Inc.	(24,612)	(1,501,578)

Specialty Retail – (0.1)%
GameStop Corp. – Class A(a)	(27,652)	(510,456)
Ulta Salon Cosmetics & Fragrance, Inc.(a)	(1,412)	(662,327)

		(1,172,783)

Textiles, Apparel & Luxury Goods – (0.0)%
Rent the Runway, Inc. – Class A(a)	(165,514)	(504,818)

		(5,982,801)

Financials – (0.2)%
Capital Markets – (0.1)%
T Rowe Price Group, Inc.	(9,808)	(1,069,660)

Consumer Finance – (0.1)%
SoFi Technologies, Inc.(a)	(190,162)	(876,647)
Upstart Holdings, Inc.(a)	(20,522)	(271,301)

		(1,147,948)

Insurance – (0.0)%
Lemonade, Inc.(a)	(50,526)	(691,196)

		(2,908,804)

Health Care – (0.2)%
Health Care Equipment & Supplies – (0.0)%
Stryker Corp.	(651)	(159,163)

Life Sciences Tools & Services – (0.1)%
IQVIA Holdings, Inc.(a)	(3,843)	(787,392)

Pharmaceuticals – (0.1)%
Zoetis, Inc.	(12,342)	(1,808,720)

		(2,755,275)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – (0.1)%
Containers & Packaging – (0.1)%
Avery Dennison Corp.	(10,303)	$(1,864,843)

Communication Services – (0.1)%
Entertainment – (0.0)%
AMC Entertainment Holdings, Inc. – Class A(a)	(31,235)	(127,127)

Media – (0.1)%
Paramount Global – Class B	(76,255)	(1,287,184)

		(1,414,311)

Real Estate – (0.1)%
Equity Real Estate Investment Trusts (REITs) – (0.1)%
Acadia Realty Trust	(11,582)	(166,202)
Agree Realty Corp.	(2,208)	(156,613)
Chatham Lodging Trust	(17,880)	(219,388)
Hudson Pacific Properties, Inc.	(34,999)	(340,540)

		(882,743)

Information Technology – (0.0)%
IT Services – (0.0)%
Cognizant Technology Solutions Corp. – Class A	(10,351)	(591,974)

Industrials – (0.0)%
Machinery – (0.0)%
Snap-on, Inc.	(651)	(148,747)

Consumer Staples – (0.0)%
Entertainment – (0.0)%
AMC Entertainment Holdings, Inc.(a)	(31,235)	(44,041)

Total Common Stocks (proceeds $19,404,693)		(16,593,539)

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – (0.5)%
Funds and Investment Trusts – (0.5)%(f)
Invesco CurrencyShares Euro Currency Trust	(38,040)	$(3,758,352)
iShares 20+ Year Treasury Bond ETF	(39,487)	(3,931,325)

Total Investment Companies (proceeds $7,894,922)		(7,689,677)

Total Securities Sold Short (proceeds $27,299,615)		(24,283,216)

Total Investments, Net of Securities Sold Short – 96.8% (cost $1,464,048,409)		1,464,687,588
Other assets less liabilities – 3.2%		48,634,381

Net Assets – 100.0%		$1,513,321,969

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MSABAMAL	FedFundEffective Minus 0.50%	Maturity	USD	1,484	03/06/2023	$92,999
MSABAMAL	FedFundEffective Minus 0.50%	Maturity	USD	991	03/06/2023	10,591
MSABAMAL	FedFundEffective Minus 0.50%	Maturity	USD	991	03/06/2023	5,691

						$109,281

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize short sales.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Glossary:

ETF – Exchange Traded Fund

Fed Fund Effective – Federal Funds Effective Rate

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $666,958,175)	$664,580,955
Affiliated issuers (cost $824,389,849)	824,389,849
Cash collateral due from broker	33
Foreign currencies, at value (cost $1,019,395)	933,185
Deposit at broker for securities sold short	35,947,868
Receivable for investment securities sold	29,565,615
Receivable for capital stock sold	4,207,087
Affiliated dividends receivable	2,262,000
Unaffiliated dividends receivable	662,909
Unrealized appreciation on total return swaps	109,281
Receivable for terminated total return swaps	3,552

Total assets	1,562,662,334

Liabilities
Payable for securities sold short, at value (proceeds received $27,299,615)	24,283,216
Payable for capital stock redeemed	11,935,011
Payable for investment securities purchased	10,508,355
Advisory fee payable	1,935,459
Cash collateral due to broker	320,000
Distribution fee payable	56,077
Dividend expense payable	33,686
Administrative fee payable	24,496
Transfer Agent fee payable	17,933
Foreign capital gains tax payable	11,792
Accrued expenses	214,340

Total liabilities	49,340,365

Net Assets	$1,513,321,969

Composition of Net Assets
Capital stock, at par	$12,386
Additional paid-in capital	1,647,515,683
Accumulated loss	(134,206,100)

Net Assets	$1,513,321,969

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$110,638,109	9,310,243	$11.88	*

C	$35,721,910	3,338,474	$10.70

Advisor	$1,335,696,830	108,673,821	$12.29

R	$329,772	28,763	$11.47

K	$11,940	1,001	$11.93

I	$30,923,408	2,505,515	$12.34

*	The maximum offering price per share for Class A shares was $12.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2022 (unaudited)

Investment Income
Dividends
Affiliated issuers	$10,624,958
Unaffiliated issuers (net of foreign taxes withheld of $8,526)	7,239,146
Interest	116,181	$17,980,285

Expenses
Advisory fee (see Note B)	12,720,609
Distribution fee—Class A	151,416
Distribution fee—Class C	209,057
Distribution fee—Class R	1,024
Distribution fee—Class K	16
Transfer agency—Class A	44,614
Transfer agency—Class C	15,377
Transfer agency—Advisor Class	551,763
Transfer agency—Class R	420
Transfer agency—Class K	9
Transfer agency—Class I	3,373
Custody and accounting	95,852
Registration fees	74,130
Administrative	47,301
Printing	39,120
Audit and tax	29,086
Legal	24,787
Directors’ fees	20,137
Miscellaneous	21,706

Total operating expenses (see Note B)	14,049,797
Dividend expense on securities sold short and interest expense	322,917
Total expenses	14,372,714
Less: expenses waived and reimbursed by the Adviser (see Note B)	(420,756)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(16)

Net expenses		13,951,942

Net investment income		4,028,343

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(34,825,401)
Securities sold short		(5,929,969)
Futures		(14,288,544)
Swaps		35,283
Foreign currency transactions		(72)
Net change in unrealized appreciation (depreciation) of:
Investments		54,256,806
Securities sold short		1,540,520
Futures		(274,512)
Swaps		109,281
Foreign currency denominated assets and liabilities		11,210

Net gain on investment and foreign currency transactions		634,602

Net Increase in Net Assets from Operations		$4,662,945

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$4,028,343	$(9,390,596)
Net realized gain (loss) on investment and foreign currency transactions	(55,008,703)	100,859,785
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	55,643,305	(177,776,884)
Contributions from Affiliates (see Note B)	– 0	–	6,170

Net increase (decrease) in net assets from operations	4,662,945	(86,301,525)
Distributions to Shareholders
Class A	(7,181,596)	(13,638,795)
Class C	(2,663,715)	(6,975,453)
Advisor Class	(86,213,866)	(149,689,082)
Class R	(21,199)	(35,584)
Class K	(804)	(1,738)
Class I	(1,890,529)	(4,234,326)
Capital Stock Transactions
Net increase (decrease)	(97,720,626)	552,601,106

Total increase (decrease)	(191,029,390)	291,724,603
Net Assets
Beginning of period	1,704,351,359	1,412,626,756

End of period	$1,513,321,969	$1,704,351,359

See notes to financial statements.

22 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

24 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Information Technology	$120,011,323	$	– 0	–	$4,112,477	$124,123,800
Financials	112,536,978	– 0	–	728,716	113,265,694
Health Care	109,297,957	– 0	–	– 0	–	109,297,957
Industrials	74,684,166	– 0	–	– 0	–	74,684,166
Consumer Staples	61,170,291	– 0	–	– 0	–	61,170,291
Energy	59,790,390	– 0	–	– 0	–	59,790,390
Consumer Discretionary	45,666,105	– 0	–	– 0	–	45,666,105
Communication Services	45,101,227	– 0	–	– 0	–	45,101,227
Utilities	10,535,857	– 0	–	– 0	–	10,535,857
Materials	7,621,162	– 0	–	– 0	–	7,621,162
Real Estate	6,350,984	– 0	–	– 0	–	6,350,984
Warrants	– 0	–	– 0	–	0	(a)	– 0	–
Short-Term Investments:
Investment Companies	824,389,849	– 0	–	– 0	–	824,389,849
U.S. Treasury Bills	– 0	–	6,973,322	– 0	–	6,973,322
Liabilities:
Common Stocks:
Consumer Discretionary	(5,982,801)	– 0	–	– 0	–	(5,982,801)
Financials	(2,908,804)	– 0	–	– 0	–	(2,908,804)
Health Care	(2,755,275)	– 0	–	– 0	–	(2,755,275)
Materials	(1,864,843)	– 0	–	– 0	–	(1,864,843)
Communication Services	(1,414,311)	– 0	–	– 0	–	(1,414,311)
Real Estate	(882,743)	– 0	–	– 0	–	(882,743)
Information Technology	(591,974)	– 0	–	– 0	–	(591,974)
Industrials	(148,747)	– 0	–	– 0	–	(148,747)
Consumer Staples	(44,041)	– 0	–	– 0	–	(44,041)
Investment Companies	(7,689,677)	– 0	–	– 0	–	(7,689,677)

Total Investments in Securities	1,452,873,073	6,973,322	4,841,193	(a)	1,464,687,588

26 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Other Financial Instruments(b):
Assets:
Total Return Swaps	$	– 0	–	$109,281		$	– 0	–	$109,281
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total		$1,452,873,073		$7,082,603			$4,841,193	(a)	$1,464,796,869

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent

28 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2022, such reimbursements/waivers amounted to $218. The Expense Caps may not be terminated by the Adviser before October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $47,301.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $128,988 for the six months ended December 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,010 from the sale of Class A shares and received $0 and $3,710 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $420,538.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$871,948	$1,249,246	$1,296,804	$824,390	$10,625

During the year ended June 30, 2022, the Adviser reimbursed the Fund $6,170 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. As of September 1, 2021, with respect to Class K shares, payments to the Distributor are voluntarily being limited to 0% of the average daily net assets attributable to Class K shares. For the six months ended December 31, 2022, such waivers amounted to $16. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,681,522, $8,455 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

30 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 1,881,485,416	$2,074,186,984	$134,032,931	$127,134,494

There were no purchases or sales of U.S. government and government agency obligations for the six months ended December 31, 2022.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized appreciation on Securities Sold Short	Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 13,726,770	$ (15,994,709)	$ (2,267,939)	$ 3,016,399(a)	$ 748,460

(a)	Gross unrealized appreciation was $3,354,057 and gross unrealized depreciation was $(337,658), resulting in net unrealized appreciation of $3,016,399.

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended December 31, 2022, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

32 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended December 31, 2022, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended December 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$109,281

Total		$109,281

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(14,288,544)	$(274,512)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	35,283	109,281

Total		$(14,253,261)	$(165,231)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2022:

Futures:
Average notional amount of sale contracts	$48,235,154	(a)
Total Return Swaps:
Average notional amount	$11,274,057	(b)

(a)	Positions were open for three months during the period.

(b)	Positions were open for two months during the period.

34 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC	$109,281	$	– 0	–	$(109,281)	$	– 0	–	$	– 0	–

Total	$109,281	$	– 0	–	$(109,281)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022

Class A
Shares sold	622,857	2,086,470	$7,873,688	$29,400,435

Shares issued in reinvestment of distributions	498,315	822,221	5,969,809	11,527,545

Shares converted from Class C	560,231	1,130,833	7,147,177	16,020,612

Shares redeemed	(1,729,719)	(2,149,501)	(22,002,836)	(29,810,146)

Net increase (decrease)	(48,316)	1,890,023	$(1,012,162)	$27,138,446

Class C
Shares sold	244,700	777,627	$2,837,093	$10,093,105

Shares issued in reinvestment of distributions	232,910	504,047	2,513,095	6,456,837

Shares converted to Class A	(616,954)	(1,234,668)	(7,147,177)	(16,020,612)

Shares redeemed	(400,945)	(492,135)	(4,500,949)	(6,406,042)

Net decrease	(540,289)	(445,129)	$(6,297,938)	$(5,876,712)

36 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30, 2022		Six Months Ended December 31, 2022 (unaudited)			Year Ended June 30, 2022

Advisor Class
Shares sold	17,296,871		50,470,675			$226,811,098		$726,157,767

Shares issued in reinvestment of distributions	5,058,430		7,510,020			62,673,949		108,369,595

Shares redeemed	(29,016,080)		(21,335,023)			(378,453,939)		(304,707,487)

Net increase (decrease)	(6,660,779)		36,645,672			$(88,968,892)		$529,819,875

Class R
Shares sold	15,706		1,299			$202,947		$17,958

Shares issued in reinvestment of distributions	1,833		2,617			21,198		35,582

Shares redeemed	(12,857)		(11)			(161,422)		(147)

Net increase	4,682		3,905			$62,723		$53,393

Class K
Shares sold	– 0	–	0	(a)	$	– 0	–	$0	(b)

Shares issued in reinvestment of distributions	0	(a)	0	(a)		0	(b)	0	(b)

Net increase	0	(a)	0	(a)		$0	(b)	$0	(b)

Class I
Shares sold	120,001		118,288			$1,575,911		$1,662,638

Shares issued in reinvestment of dividends and distributions	151,496		291,542			1,884,613		4,221,533

Shares redeemed	(372,809)		(306,705)			(4,964,881)		(4,418,067)

Net increase (decrease)	(101,312)		103,125			$(1,504,357)		$1,466,104

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in

38 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$124,544,283	$34,453,240
Net long-term capital gains	50,030,695	15,020,213

Total taxable distributions paid	$174,574,978	$49,473,453

40 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$59,287,888
Undistributed capital gains	49,807,122
Unrealized appreciation (depreciation)	(149,980,553	)(a)

Total accumulated earnings (deficit)	$(40,885,543)

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,
			2022	2021	2020	2019		2018

Net asset value, beginning of period	$ 12.67		$ 14.91	$ 12.48	$ 12.54	$ 12.86		$ 12.28

Income From Investment Operations

Net investment income (loss)(a)(b)	.02		(.11)	(.12)	(.04)	(.00	)(c)	(.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)		(.39)	3.14	.42	.69		1.26
Contributions from Affiliates	– 0	–	.00 (c)	.00 (c)	.00 (c)	– 0	–	0 (c)

Net increase (decrease) in net asset value from operations	.01		(.50)	3.02	.38	.69		1.22

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)		(1.74)	(.59)	(.44)	(1.01)		(.64)

Net asset value, end of period	$ 11.88		$ 12.67	$ 14.91	$ 12.48	$ 12.54		$ 12.86

Total Return

Total investment return based on net asset value(d)*	.05%		(4.49)%	24.80%	3.11%	5.93%		10.10%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$110,638		$118,590	$111,374	$83,866	$89,337		$92,102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.85	%^	1.83%	1.86%	1.91%	1.91%		1.88%

Expenses, before waivers/reimbursements(e)(f)‡	1.90	%^	1.86%	1.88%	1.94%	1.94%		1.94%

Net investment income (loss)(b)	.27	%^	(.78)%	(.90)%	(.28)%	(.00	)%(g)	(.30)%

Portfolio turnover rate (excluding securities sold short)	232%		242%	181%	191%	253%		291%

Portfolio turnover rate (including securities sold short)	239%		243%	181%	207%	266%		346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.03%	.02%	.04%	.04%		.07%

See footnote summary on page 48.

42 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.53	$ 13.82	$ 11.68	$ 11.85	$ 12.30	$ 11.86

Income From Investment Operations

Net investment loss(a)(b)	(.03)	(.20)	(.21)	(.12)	(.09)	(.13)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(c)	(.35)	2.94	.39	.65	1.21
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.03)	(.55)	2.73	.27	.56	1.08

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)	(.64)

Net asset value, end of period	$ 10.70	$ 11.53	$ 13.82	$ 11.68	$ 11.85	$ 12.30

Total Return

Total investment return based on net asset value(d)*	(.29)%	(5.18)%	23.91%	2.25%	5.11%	9.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35,722	$44,732	$59,740	$64,205	$86,097	$98,333

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.60	%^	2.58%	2.61%	2.66%	2.66%	2.63%

Expenses, before waivers/reimbursements(e)(f)‡	2.65	%^	2.61%	2.63%	2.69%	2.69%	2.69%

Net investment loss(b)	(.50	)%^	(1.54)%	(1.65)%	(1.01)%	(.76)%	(1.05)%

Portfolio turnover rate (excluding securities sold short)	232%	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	239%	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 48.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.06	$ 15.29	$ 12.74	$ 12.78	$ 13.06	$ 12.43

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	(.08)	(.09)	(.00	)(c)	.03	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(c)	(.41)	3.23	.42	.70	1.28
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.03	(.49)	3.14	.42	.73	1.27

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)	(.64)

Total dividends and distributions	(.80)	(1.74)	(.59)	(.46)	(1.01)	(.64)

Net asset value, end of period	$ 12.29	$ 13.06	$ 15.29	$ 12.74	$ 12.78	$ 13.06

Total Return

Total investment return based on net asset value(d)*	.21%	(4.24)%	25.17%	3.27%	6.24%	10.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,335,697	$1,506,544	$1,202,820	$876,972	$902,381	$762,575

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.60	%^	1.58%	1.61%	1.66%	1.66%	1.64%

Expenses, before waivers/reimbursements(e)(f)‡	1.65	%^	1.61%	1.63%	1.69%	1.69%	1.69%

Net investment income (loss)(b)	.52	%^	(.53)%	(.65)%	(.03)%	.24%	(.04)%

Portfolio turnover rate (excluding securities sold short)	232%	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	239%	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 48.

44 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.27	$ 14.53	$ 12.20	$ 12.30	$ 12.67	$ 12.14

Income From Investment Operations

Net investment income (loss)(a)(b)	.00	(c)	(.15)	(.16)	(.06)	(.03)	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(c)	(.37)	3.08	.40	.67	1.24
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	– 0	–	(.52)	2.92	.34	.64	1.17

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)	(.64)

Net asset value, end of period	$ 11.47	$ 12.27	$ 14.53	$ 12.20	$ 12.30	$ 12.67

Total Return

Total investment return based on net asset value(d)*	(.02)%	(4.76)%	24.55%	2.75%	5.69%	9.80%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$330	$295	$293	$213	$283	$455

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.14	%^	2.13%	2.13%	2.16%	2.16%	2.15%

Expenses, before waivers/reimbursements(e)(f)‡	2.30	%^	2.19%	2.18%	2.20%	2.34%	2.38%

Net investment income (loss)(b)	.05	%^	(1.08)%	(1.17)%	(.51)%	(.28)%	(.55)%

Portfolio turnover rate (excluding securities sold short)	232%	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	239%	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 48.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,
			2022	2021	2020	2019		2018

Net asset value, beginning of period	$ 12.71		$ 14.92	$ 12.48	$ 12.54	$ 12.86		$ 12.28

Income From Investment Operations

Net investment income (loss)(a)(b)	.03		(.08)	(.12)	(.04)	(.00	)(c)	(.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)		(.39)	3.15	.42	.69		1.26
Contributions from Affiliates	– 0	–	.00 (c)	.00 (c)	.00 (c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.02		(.47)	3.03	.38	.69		1.22

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)		(1.74)	(.59)	(.44)	(1.01)		(.64)

Net asset value, end of period	$ 11.93		$ 12.71	$ 14.92	$ 12.48	$ 12.54		$ 12.86

Total Return

Total investment return based on net asset value(d)*	.13%		(4.20)%	24.80%	3.11%	5.93%		10.10%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12		$13	$15	$12	$13		$13

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.63	%^	1.59%	1.83%	1.92%	1.92%		1.90%

Expenses, before waivers/reimbursements(e)(f)‡	1.92	%^	1.83%	1.85%	1.96%	2.05%		2.05%

Net investment income (loss)(b)	.48	%^	(.54)%	(.86)%	(.31)%	(.02)%		(.32)%

Portfolio turnover rate (excluding securities sold short)	232%		242%	181%	191%	253%		291%

Portfolio turnover rate (including securities sold short)	239%		243%	181%	207%	266%		346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.03%	.02%	.04%	.04%		.07%

See footnote summary on page 48.

46 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.11	$ 15.33	$ 12.78	$ 12.81	$ 13.09	$ 12.45

Income From Investment Operations

Net investment income (loss)(a)(b)	.04	(.07)	(.09)	.00	(c)	.04	.00	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	(.41)	3.23	.44	.69	1.28
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.03	(.48)	3.14	.44	.73	1.28

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)	(.64)

Total dividends and distributions	(.80)	(1.74)	(.59)	(.47)	(1.01)	(.64)

Net asset value, end of period	$ 12.34	$ 13.11	$ 15.33	$ 12.78	$ 12.81	$ 13.09

Total Return

Total investment return based on net asset value(d)*	.21%	(4.22)%	25.17%	3.37%	6.22%	10.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,923	$34,177	$38,385	$16,674	$18,422	$13,299

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.55	%^	1.55%	1.60%	1.62%	1.61%	1.58%

Expenses, before waivers/reimbursements(e)(f)‡	1.60	%^	1.57%	1.62%	1.66%	1.65%	1.64%

Net investment income (loss)(b)	.57	%^	(.50)%	(.64)%	.01%	.31%	.01%

Portfolio turnover rate (excluding securities sold short)	232%	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	239%	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 48.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude non-operating expenses:

	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,
			2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.82	%^	1.83%	1.85%	1.86%	1.85%	1.83%
Before waivers/reimbursements	1.87	%^	1.85%	1.88%	1.89%	1.89%	1.88%
Class C
Net of waivers/reimbursements	2.56	%^	2.57%	2.60%	2.60%	2.60%	2.58%
Before waivers/reimbursements	2.61	%^	2.60%	2.63%	2.64%	2.64%	2.64%
Advisor Class
Net of waivers/reimbursements	1.57	%^	1.58%	1.60%	1.61%	1.61%	1.58%
Before waivers/reimbursements	1.62	%^	1.61%	1.63%	1.64%	1.64%	1.64%
Class R
Net of waivers/reimbursements	2.10	%^	2.12%	2.13%	2.11%	2.12%	2.09%
Before waivers/reimbursements	2.26	%^	2.18%	2.18%	2.15%	2.29%	2.33%
Class K
Net of waivers/reimbursements	1.60	%^	1.59%	1.83%	1.87%	1.86%	1.84%
Before waivers/reimbursements	1.89	%^	1.82%	1.85%	1.91%	2.00%	2.00%
Class I
Net of waivers/reimbursements	1.51	%^	1.54%	1.60%	1.57%	1.55%	1.53%
Before waivers/reimbursements	1.56	%^	1.57%	1.62%	1.61%	1.59%	1.59%

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2022 and the years ended June 30, 2022, June 30, 2021, June 30, 2020, June 30, 2019 and June 30, 2018, such waiver amounted to .05% (annualized), .03%, .03%, .04%, .03% and .06%, respectively.

(g)	Less than 0.005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended June 30, 2020 by .03%.

^	Annualized.

See notes to financial statements.

48 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

50 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

52 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 53

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

54 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 55

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

56 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 57

NOTES

58 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 59

NOTES

60 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0152-1222

DEC    12.31.22

SEMI-ANNUAL REPORT

AB SUSTAINABLE US THEMATIC PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable US Thematic Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2023

This report provides management’s discussion of fund performance for the AB Sustainable US Thematic Portfolio for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE US THEMATIC PORTFOLIO

Class A Shares	4.73%	-13.96%	[1]

Class C Shares	4.26%	-4.50%	[1]

Advisor Class Shares[2]	4.75%	-23.08%

Class Z Shares[2]	4.79%	-13.80%	[1]

S&P 500 Index	2.31%	-18.11%

1	Since inception on 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard and Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2022. The inception date for Class A and Class Z shares was January 31, 2022. The inception date for Class C shares was April 29, 2022. Due to limited performance history, there is no discussion of performance relative to the benchmark for these share classes for the 12-month period.

All share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. Overall sector selection drove outperformance, relative to the benchmark. An underweight to communication services and an overweight to industrials contributed most, offsetting losses from an underweight to energy and an overweight to technology. Security selection was also positive. Selection within technology and consumer discretionary contributed most, while selection within health care and financials detracted. From a theme perspective, Climate and Empowerment contributed to performance, while Health detracted.

The Fund underperformed the benchmark during the 12-month period. Security selection drove underperformance. Selection within health care

2 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

and industrials detracted the most, while selection within technology and consumer staples contributed modestly. Sector selection was positive. Underweights to energy and consumer staples detracted but were offset by contributions from an underweight to communication services and an overweight to cash held for transactional purposes. From a theme perspective Health and Empowerment detracted, while Climate contributed.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple industries. The Team targets US companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research. The Team’s approach to building a sustainable portfolio with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 3

estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the issuer to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the SDGs. These themes principally include the advancement of health, climate and empowerment. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of US companies that satisfy the Fund’s sustainable thematic criteria. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive securities of US companies that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to ESG factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment. The Adviser expects that normally the Fund’s portfolio will emphasize investments in securities issued by US companies, although it may invest in foreign securities.

4 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Prior to January 1, 2022, the Fund was subject to a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown reflects performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-13.96%	-17.62%

CLASS C SHARES

Since Inception[1]	-4.50%	-5.37%

ADVISOR CLASS SHARES[2]

1 Year	-23.08%	-23.08%

5 Years	11.10%	11.10%

Since Inception[1]	12.19%	12.19%

CLASS Z SHARES[2]

Since Inception[1]	-13.80%	-13.80%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 3.45%, 1.01% and 1.02% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.90%, 1.65%, 0.65% and 0.65% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2023, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-17.62%

CLASS C SHARES

Since Inception[1]	-5.37%

ADVISOR CLASS SHARES[2]

1 Year	-23.08%

5 Years	11.10%

Since Inception[1]	12.19%

CLASS Z SHARES[2]

Since Inception[1]	-13.80%

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,047.30	$4.59	0.89%	$4.64	0.90%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%	$4.58	0.90%
Class C
Actual	$1,000	$1,042.60	$8.44	1.64%	$8.49	1.65%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$8.39	1.65%
Advisor Class
Actual	$1,000	$1,047.50	$3.30	0.64%	$3.35	0.65%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$3.31	0.65%
Class Z
Actual	$1,000	$1,047.90	$3.36	0.65%	$3.36	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%	$3.31	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $101.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Deere & Co.	$3,165,106	3.1%

Aflac, Inc.	3,134,857	3.1

Danaher Corp.	3,074,625	3.0

Visa, Inc. – Class A	3,058,643	3.0

Flex Ltd.	3,032,062	3.0

Microsoft Corp.	3,017,415	3.0

NextEra Energy, Inc.	2,882,695	2.8

Procter & Gamble Co. (The)	2,881,307	2.8

Waste Management, Inc.	2,864,943	2.8

Unilever PLC (Sponsored ADR)	2,846,185	2.8

	$29,957,838	29.4%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.7%
Information Technology – 32.8%
Communications Equipment – 3.4%
Ciena Corp.(a)	35,314	$1,800,308
Lumentum Holdings, Inc.(a)	30,794	1,606,523

		3,406,831

Electronic Equipment, Instruments & Components – 7.9%
Flex Ltd.(a)	141,289	3,032,062
Keysight Technologies, Inc.(a)	15,874	2,715,565
TE Connectivity Ltd.	19,774	2,270,055

		8,017,682

IT Services – 6.6%
Accenture PLC – Class A	7,840	2,092,026
MAXIMUS, Inc.	20,438	1,498,718
Visa, Inc. – Class A	14,722	3,058,643

		6,649,387

Semiconductors & Semiconductor Equipment – 7.1%
Monolithic Power Systems, Inc.	5,873	2,076,752
NVIDIA Corp.	7,950	1,161,813
NXP Semiconductors NV	12,746	2,014,250
ON Semiconductor Corp.(a)	31,689	1,976,443

		7,229,258

Software – 6.1%
Adobe, Inc.(a)	4,524	1,522,462
Intuit, Inc.	4,209	1,638,227
Microsoft Corp.	12,582	3,017,415

		6,178,104

Technology Hardware, Storage & Peripherals – 1.7%
Dell Technologies, Inc. – Class C	42,069	1,692,015

		33,173,277

Health Care – 21.6%
Health Care Equipment & Supplies – 6.6%
Alcon, Inc.	28,213	1,934,001
Becton Dickinson and Co.	9,902	2,518,079
STERIS PLC	12,179	2,249,339

		6,701,419

Health Care Providers & Services – 3.7%
Laboratory Corp. of America Holdings	7,244	1,705,817
UnitedHealth Group, Inc.	3,867	2,050,206

		3,756,023

Life Sciences Tools & Services – 9.8%
Bio-Rad Laboratories, Inc. – Class A(a)	4,103	1,725,270
Bruker Corp.	27,813	1,901,019

12 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Danaher Corp.	11,584	$3,074,625
ICON PLC(a)	8,523	1,655,593
West Pharmaceutical Services, Inc.	6,574	1,547,191

		9,903,698

Pharmaceuticals – 1.5%
Johnson & Johnson	8,609	1,520,780

		21,881,920

Industrials – 13.8%
Aerospace & Defense – 1.7%
Hexcel Corp.	28,687	1,688,230

Building Products – 1.4%
Owens Corning	16,418	1,400,455

Commercial Services & Supplies – 4.8%
Tetra Tech, Inc.	14,111	2,048,776
Waste Management, Inc.	18,262	2,864,943

		4,913,719

Electrical Equipment – 1.5%
Rockwell Automation, Inc.	5,882	1,515,027

Machinery – 4.4%
Deere & Co.	7,382	3,165,106
Xylem, Inc./NY	11,581	1,280,511

		4,445,617

		13,963,048

Financials – 8.8%
Banks – 1.0%
SVB Financial Group(a)	4,299	989,372

Capital Markets – 4.7%
Intercontinental Exchange, Inc.	21,249	2,179,935
MSCI, Inc. – Class A	5,581	2,596,114

		4,776,049

Insurance – 3.1%
Aflac, Inc.	43,576	3,134,857

		8,900,278

Consumer Staples – 6.7%
Household Products – 2.8%
Procter & Gamble Co. (The)	19,011	2,881,307

Personal Products – 3.9%
Haleon PLC (ADR)(a)	132,080	1,056,640
Unilever PLC (Sponsored ADR)	56,528	2,846,185

		3,902,825

		6,784,132

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 4.8%
Electric Utilities – 2.9%
NextEra Energy, Inc.	34,482	$2,882,695

Water Utilities – 1.9%
American Water Works Co., Inc.	12,589	1,918,816

		4,801,511

Consumer Discretionary – 4.5%
Auto Components – 1.2%
Aptiv PLC(a)	13,299	1,238,536

Household Durables – 1.3%
TopBuild Corp.(a)	8,246	1,290,417

Specialty Retail – 2.0%
Home Depot, Inc. (The)	6,313	1,994,024

		4,522,977

Real Estate – 1.7%
Equity Real Estate Investment Trusts (REITs) – 1.7%
SBA Communications Corp.	6,256	1,753,619

Total Common Stocks (cost $73,604,003)		95,780,762

SHORT-TERM INVESTMENTS – 5.8%
Investment Companies – 5.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(b)(c)(d) (cost $5,906,258)	5,906,258	5,906,258

Total Investments – 100.5% (cost $79,510,261)		101,687,020
Other assets less liabilities – (0.5)%		(479,808)

Net Assets – 100.0%		$101,207,212

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

14 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $73,604,003)	$95,780,762
Affiliated issuers (cost $5,906,258)	5,906,258
Receivable for capital stock sold	173,641
Unaffiliated dividends receivable	35,674
Affiliated dividends receivable	18,340

Total assets	101,914,675

Liabilities
Due to Custodian	9
Payable for capital stock redeemed	544,345
Audit and tax fee payable	53,398
Administrative fee payable	12,153
Transfer Agent fee payable	4,709
Advisory fee payable	3,583
Directors’ fee payable	302
Distribution fee payable	50
Accrued expenses	88,914

Total liabilities	707,463

Net Assets	$101,207,212

Composition of Net Assets
Capital stock, at par	$665
Additional paid-in capital	72,517,629
Distributable earnings	28,688,918

$101,207,212

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$112,447	7,394	$15.21	*

C	$31,830	2,099	$15.16

Advisor	$101,055,061	6,637,613	$15.22

Z	$7,874	517.333	$15.22

*	The maximum offering price per share for Class A shares was $15.89, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 15

STATEMENT OF OPERATIONS

December 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,521)	$525,167
Affiliated issuers	83,900
Securities lending income	5,839	$614,906

Expenses
Advisory fee (see Note B)	319,999
Transfer agency—Class A	47
Transfer agency—Class C	23
Transfer agency—Advisor Class	55,359
Transfer agency—Class Z	1
Distribution fee—Class A	120
Distribution fee—Class C	240
Registration fees	67,269
Audit and tax	51,099
Administrative	36,030
Custody and accounting	33,291
Printing	29,263
Legal	16,599
Directors’ fees	9,792
Miscellaneous	8,565

Total expenses	627,697
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(252,540)

Net expenses		375,157

Net investment income		239,749

Realized and Unrealized Gain (Loss) on Investment
Net realized gain on investment transactions		5,124,568
Net change in unrealized appreciation (depreciation) on investments		(267,635)

Net gain on investment		4,856,933

Net Increase in Net Assets from Operations		$5,096,682

See notes to financial statements.

16 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2022 (unaudited)	For the Period January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$239,749	$99,483		$1,034,522
Net realized gain on investment	5,124,568	10,555,890		19,203,209
Net change in unrealized appreciation (depreciation) on investments	(267,635)	(56,096,570)		23,410,836

Net increase (decrease) in net assets from operations	5,096,682	(45,441,197)		43,648,567

Distributions to Shareholders
Class A	(9,222)	– 0	–	– 0	–
Class C	(2,869)	– 0	–	– 0	–
Advisor Class	(9,519,634)	– 0	–	(17,008,039)
Class Z	(783)	– 0	–	– 0	–
Capital Stock Transactions
Net decrease	(3,648,140)	(37,013,738)		(16,863,811)

Total increase (decrease)	(8,083,966)	(82,454,935)		9,776,717

Net Assets
Beginning of period	109,291,178	191,746,113		181,969,396

End of period	$101,207,212	$109,291,178		$191,746,113

(a)	The Fund changed its fiscal year end from December 31 to June 30.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 17

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable US Thematic Portfolio (the “Fund”), a diversified portfolio. Effective January 1, 2022, the Fund changed its fiscal year end from December 31 to June 30. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Effective February 1, 2022, the Fund commenced offering of Class A and Class Z shares. Effective May 2, 2022, the Fund commenced offering of Class C shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

18 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$95,780,762		$	– 0	–	$	– 0	–	$95,780,762
Short-Term Investments:
Investment Companies	5,906,258			– 0	–		– 0	–	5,906,258

Total Investments in Securities	101,687,020			– 0	–		– 0	–	101,687,020
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$101,687,020		$	– 0	–	$	– 0	–	$101,687,020

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

22 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the current investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion of the Fund’s average daily net assets. Under the investment advisory agreement in effect prior to August 23, 2021, the Fund calculated and accrued daily a base fee, at an annual rate of .55% of the Fund’s average daily net assets (“Base Fee”). The prior advisory fee was increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depended on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeded, or was exceeded by, the performance of the S&P 500 Index (“Index”) plus 1.40% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment was calculated and accrued daily, according to a schedule that added or subtracted .00357% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeded or lagged the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) could not exceed an annualized rate of +/- .50% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeded, or was exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund paid the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund paid to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance was measured (“Performance Period”) was each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser had agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

current net assets if such amount was less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended December 31, 2021, the Fund paid the minimum fee under the prior advisory fee arrangement (.05% of the Fund’s average daily net assets), partly as a result of fee waivers by the Adviser as described below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .90%, 1.65%, .65% and .65% of daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the six months ended December 31, 2022, such reimbursements/waivers amounted to $249,145. The Expense Cap will remain in effect until October 31, 2023 and then may be continued thereafter from year to year by the Adviser. Prior to August 23, 2021, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fees of the Fund and the other excluded expenses noted above) on an annual basis from exceeding .05% of average daily net assets. For the period from August 23, 2021 until December 31, 2021, the Adviser agreed to waive fees so that the investment advisory fee was the lesser of (i) the amount payable under the current investment advisory agreement or (ii) the amount that would have been payable under the prior investment advisory agreement. Under the terms of this waiver, the Fund paid the amount that would have been payable under the prior investment advisory agreement and the Adviser waived its fees and bore certain expenses to the extent necessary to limit total expenses (other than advisory fees and other excluded expenses) on an annual basis from exceeding .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $36,030.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $11,617 for the six months ended December 31, 2022.

24 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $233 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $3,341.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$4,697	$26,486	$25,277	$5,906		$84
Government Money Market Portfolio*	1,982	1,794	3,776	– 0	–	2

				$5,906		$86

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $927 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,076,275		$40,771,274
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$25,464,758
Gross unrealized depreciation	(3,287,999)

Net unrealized appreciation	$22,176,759

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities

26 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2022 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$3,602	$2,237	$54

*	As of December 31, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares						Amount
	Six Months Ended December 31, 2022 (unaudited)		January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021		Six Months Ended December 31, 2022 (unaudited)	January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021

Class A*
Shares sold	8,003		1,584		– 0	–	$143,575	$30,355		$	– 0	–

Shares issued in reinvestment of dividends and distributions	549		– 0	–	– 0	–	8,452	– 0	–		– 0	–

Shares converted from Class C	0	(b)	– 0	–	– 0	–	1	– 0	–		– 0	–

Shares redeemed	(2,742)		– 0	–	– 0	–	(43,996)	– 0	–		– 0	–

Net increase	5,810		1,584		– 0	–	$108,032	$30,355		$	– 0	–

28 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares						Amount
	Six Months Ended December 31, 2022 (unaudited)		January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021		Six Months Ended December 31, 2022 (unaudited)			January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021

Class C**
Shares sold	6,498		3,390		– 0	–		$116,678		$54,719		$	– 0	–

Shares issued in reinvestment of distributions	132		– 0	–	– 0	–		2,029		– 0	–		– 0	–

Shares converted to Class A	(0	)(b)	– 0	–	– 0	–		(1)		– 0	–		– 0	–

Shares redeemed	(7,921)		– 0	–	– 0	–		(132,078)		– 0	–		– 0	–

Net increase (decrease)	(1,291)		3,390		– 0	–		$(13,372)		$54,719		$	– 0	–

Advisor Class
Shares sold	1,312,672		1,301,116		3,816,898			$21,874,137		$24,229,827			$78,415,285

Shares issued in reinvestment of dividends and distributions	356,437		– 0	–	547,598			5,496,264		– 0	–		11,893,826

Shares redeemed	(1,878,589)		(3,284,910)		(5,196,377)			(31,113,203)		(61,338,669)			(107,172,922)

Net decrease	(209,480)		(1,983,794)		(831,881)			$(3,742,802)		$(37,108,842)			$(16,863,811)

Class Z*
Shares sold	– 0	–	517		– 0	–	$	– 0	–	$10,030		$	– 0	–

Shares issued in reinvestment of dividends and distributions	0	(b)	– 0	–	– 0	–		2		– 0	–		– 0	–

Shares redeemed	– 0	–	– 0	–	– 0	–		– 0	–	– 0	–		– 0	–

Net increase	– 0	–	517		– 0	–		$2		$10,030		$	– 0	–

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Amount is less than 0.50 shares.

*	Commenced distribution on February 1, 2022.

**	Commenced distribution on May 2, 2022.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021

30 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended June 30, 2022 and tax years ended December 31, 2021 and December 31, 2020 were as follows:

	June 2022			December 2021	December 2020
Distributions paid from:
Ordinary income	$	– 0	–	$8,862,176	$1,145,944
Net long-term capital gains		– 0	–	8,145,863	1,857,516

Total taxable distributions paid	$	– 0	–	$17,008,039	$3,003,460

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$99,483
Undistributed capital gains	11,494,793
Unrealized appreciation (depreciation)	21,530,468	(a)

Total accumulated earnings (deficit)	$33,124,744

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

32 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2022 (unaudited)	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 15.93	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.02	.01

Net realized and unrealized gain (loss) on investments	.75	(3.47)

Net increase (decrease) in net asset value from operations	.77	(3.46)

Less: Dividends and Distributions

Dividends from net investment income	(.03)	– 0	–

Distributions from net realized gain on investments	(1.46)	– 0	–

Total dividends and distributions	(1.49)	– 0	–

Net asset value, end of period	$ 15.21	$ 15.93

Total Return

Total investment return based on net asset value(e)	4.73%	(17.84)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$112	$25

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	.89%	.90%

Expenses, before waivers/reimbursements(f)(g)†	1.36%	1.42%

Net investment income(d)(f)	.30%	.13%

Portfolio turnover rate	25%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios(f)	.01%	.01%

See footnote summary on page 38.

34 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	May 2, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 15.92	$ 17.38

Income From Investment Operations

Net investment loss(c)(d)	(.04)	(.01)

Net realized and unrealized gain (loss) on investments	.74	(1.45)

Net increase (decrease) in net asset value from operations	.70	(1.46)

Less: Distributions

Distributions from net realized gain on investments	(1.46)	– 0	–

Net asset value, end of period	$ 15.16	$ 15.92

Total Return

Total investment return based on net asset value(e)	4.26%	(8.40)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32	$54

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	1.64%	1.64%

Expenses, before waivers/reimbursements(f)(g)†	2.08%	3.44%

Net investment loss(d)(f)	(.42)%	(.43)%

Portfolio turnover rate	25%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios(f)	.01%	.01%

See footnote summary on page 38.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2022 (unaudited)	January 1, 2022 to June 30, 2022(b)	Year Ended December 31,	June 28, 2017(h) to December 31, 2017
2021	2020	2019	2018

Net asset value, beginning of period	$ 15.95	$ 21.71	$ 18.83	$ 13.94	$ 10.59	$ 11.11	$ 10.00

Income From Investment Operations

Net investment income (loss)(c)(d).	.03	.01	.11	(.06)	.09	.08	.04

Net realized and unrealized gain (loss) on investments	.75	(5.77)	4.83	5.26	3.34	(.54)	1.09

Net increase (decrease) in net asset value from operations	.78	(5.76)	4.94	5.20	3.43	(.46)	1.13

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–	(.13)	(.00	)(i)	(.08)	(.06)	(.02)

Distributions from net realized gain on investments	(1.46)	– 0	–	(1.93)	(.31)	– 0	–	(.00	)(i)	– 0	–

Total dividends and distributions	(1.51)	– 0	–	(2.06)	(.31)	(.08)	(.06)	(.02)

Net asset value, end of period	$ 15.22	$ 15.95	$ 21.71	$ 18.83	$ 13.94	$ 10.59	$ 11.11

Total Return

Total investment return based on net asset value(e)	4.75%	(26.56)%	26.26%	37.34%	32.41%	(4.15)%	11.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$101,055	$109,204	$191,746	$181,969	$100,714	$65,208	$1,111

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†(g)	.64	%(f)	.65	%(f)	.12%	1.09%	.43%	.42	%(j)	.33	%(f)

Expenses, before waivers/reimbursements†(g)	1.08	%(f)	1.00	%(f)	.36%	1.32%	.84%	1.05	%(j)	37.77	%(f)

Net investment income (loss)(d)	.41	%(f)	.14	%(f)	.54%	(.38)%	.69%	.73%	.66	%(f)

Portfolio turnover rate	25%	17%	37%	51%	41%	31%	22%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01	%(f)	.00%	.01%	.01%	.01%	.01	%(f)

See footnote summary on page 38.

36 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2022 (unaudited)	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 15.95	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.03	.03

Net realized and unrealized gain (loss) on investments	.75	(3.47)

Net increase (decrease) in net asset value from operations	.78	(3.44)

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–

Distributions from net realized gain on investments	(1.46)	– 0	–

Total dividends and distributions	(1.51)	– 0	–

Net asset value, end of period	$ 15.22	$ 15.95

Total Return

Total investment return based on net asset value(e)	4.79%	(17.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)†	.65%	.65%

Expenses, before waivers/reimbursements(f)†	1.01%	1.02%

Net investment income(d)(f)	.40%	.36%

Portfolio turnover rate	25%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios(f)	.00%	.00%

See footnote summary on page 38.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distribution.

(b)	The Fund changed its fiscal year end from December 31 to June 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, for the six months ended December 31, 2022, the period ended June 30, 2022, the years ended December 31, 2020, December 31, 2019, December 31, 2018, such waiver amounted to 0.01% (annualized), 0.01% (annualized), 0.01%, 0.01% and 0.01%, respectively.

(h)	Commencement of operations.

(i)	Amount is less than $0.005.

(j)

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period vs. the Performance Period).

See	notes to financial statements.

38 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daniel C. Roarty(2), Vice President Benjamin Ruegsegger(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110 Principal Underwriter AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Ruegsegger are the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 39

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

40 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable US Thematic Portfolio (formerly AB FlexFeeTM US Thematic Portfolio) (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

42 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 43

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable and noted that the Fund was not profitable to the Adviser in 2021.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2022. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

44 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 45

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

46 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 47

NOTES

48 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

AB SUSTAINABLE US THEMATIC PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUT-0152-1222

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 27, 2023